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                                                                   Exhibit 10.1


                             R. G. BARRY CORPORATION
                           ASSOCIATES' RETIREMENT PLAN
                            (As Amended and Restated
                           Effective January 1, 1997)




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R. G. BARRY CORPORATION
ASSOCIATES' RETIREMENT PLAN
(As Amended and Restated Effective January 1, 1997)

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CONTENTS

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SECTION                                                                                                        PAGE

ARTICLE I.  THE PLAN

         1.1      Establishment and Amendment of the Plan.........................................................1
         1.2      Applicability of Plan...........................................................................1

ARTICLE II.  DEFINITIONS

         2.1      Definitions.....................................................................................2
         2.2      Construction....................................................................................9

ARTICLE III.  PARTICIPATION AND SERVICE

         3.1      Active Participation...........................................................................10
         3.2      Participation Status; Membership; Reemployment.................................................10
         3.3      Transferred Employees..........................................................................11
         3.4      Vesting Service................................................................................12
         3.5      Benefit Service................................................................................14
         3.6      Prior Service..................................................................................15
         3.7      Hours of Service...............................................................................16
         3.8      Special Provisions Relating to Acquired Businesses.............................................16
         3.9      Leased Employees...............................................................................17
         3.10     Special Provisions for Participants Who Enter the Armed Forces.................................17
         3.11     Special Provisions for Class A Commissioned Sales Representatives..............................17

ARTICLE IV.  BENEFITS

         4.1      Normal Retirement Benefits.....................................................................18
         4.2      Late Retirement Benefits.......................................................................19
         4.3      Early Retirement Benefits......................................................................20
         4.4      Disability Retirement Benefits.................................................................20
         4.5      Vested Retirement Benefits.....................................................................22
         4.6      Death Benefit..................................................................................24
         4.7      Preretirement Surviving Spouse's Benefit.......................................................24
         4.8      Automatic Joint and Surviving Spouse Annuity...................................................25
         4.9      Normal and Optional Methods of Benefit Payments................................................26
         4.10     Adjustment for In-Service Payments.............................................................28
         4.11     Maximum Annual Benefits........................................................................28
         4.12     Plan in Effect at Termination of Employment Controls...........................................31
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
         4.13     Optional Direct Rollovers of Eligible Rollover Distributions...................................32
         4.14     Payment of Small Amounts.......................................................................34
         4.15     Special Commencement Rule For Certain Former Participants......................................34

ARTICLE V.  COMMENCEMENT OF BENEFIT PAYMENTS AND DURATION

         5.1      Commencement and Duration......................................................................36
         5.2      Required and Minimum Distribution Rules........................................................37
         5.3      Reemployment After Benefit Commencement but Prior to Normal Retirement Age.....................39
         5.4      Reemployment After Benefit Commencement and After Attaining Normal Retirement Age..............40
         5.5      Suspension of Benefits Notice and Procedures...................................................41

ARTICLE VI.  PLAN ADMINISTRATION

         6.1      Appointment of Committee.......................................................................42
         6.2      Compensation and Expenses......................................................................42
         6.3      Manner of Action...............................................................................42
         6.4      Chairman, Secretary and Employment of Specialists..............................................43
         6.5      Delegation of Responsibilities.................................................................43
         6.6      Records........................................................................................43
         6.7      Rules..........................................................................................43
         6.8      Administration.................................................................................44
         6.9      Appeals from Denial of Claims..................................................................44
         6.10     Notice of Address and Missing Persons..........................................................45
         6.11     Application for Benefits and Data..............................................................45
         6.12     Indemnity for Liability........................................................................45

ARTICLE VII.  FINANCING

         7.1      Funding........................................................................................47
         7.2      Contributions..................................................................................47

ARTICLE VIII.  AMENDMENT AND TERMINATION

         8.1      Amendment and Termination......................................................................48
         8.2      Limitations on Amendments......................................................................49
         8.3      Distribution on Termination....................................................................49
         8.4      Effect of Contingencies Affecting the Employer.................................................50
         8.5      Restrictions on Benefits and Distributions to Certain Members..................................51

ARTICLE IX.  PARTICIPATION IN AND WITHDRAWAL FROM THE PLAN BY AN EMPLOYER

         9.1      Participation in the Plan......................................................................52
         9.2      Withdrawal from the Plan.......................................................................52


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
ARTICLE X.  MISCELLANEOUS

         10.1     Nonalienation..................................................................................54
         10.2     Incompetency...................................................................................54
         10.3     Merger, Consolidation or Transfer..............................................................54
         10.4     Litigation.....................................................................................56
         10.5     Effect of Mistake..............................................................................56
         10.6     No Enlargement of Employee Rights..............................................................56
         10.7     No Guarantee...................................................................................56
         10.8     Internal Revenue Service Approval..............................................................56
         10.9     Exclusive Benefit; Nonreversion................................................................57
         10.10    Applicable Law.................................................................................57
         10.11    Severability...................................................................................58
         10.12    Mistakes.......................................................................................58
         10.13    Qualified Transportation Fringe Payments.......................................................58

ARTICLE XI.  TOP-HEAVY PROVISIONS

         11.1     Application of Top-Heavy Provisions............................................................59
         11.2     Definitions....................................................................................59
         11.3     Vesting Requirements...........................................................................61
         11.4     Minimum Benefit................................................................................62
         11.5     Limit on Annual Additions; Combined Plan Limit.................................................62
         11.6     Collective Bargaining Agreements...............................................................63


                                      iii
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ARTICLE I.  THE PLAN

1.1 ESTABLISHMENT AND AMENDMENT OF THE PLAN

R. G. Barry Corporation ("Sponsor") previously maintained the R. G. Barry Corporation Salaried Employees' Pension Plan for the benefit of its salaried employees, which plan was previously established effective January 1, 1973, and was last restated as a separate plan effective as of January 1, 1989. In addition, the Sponsor previously maintained as a separate plan the Retirement Income Plan for Non-Salaried Employees of R. G. Barry Corporation for the benefit of its nonsalaried, noncommissioned employees, which plan was previously established effective January 1, 1964, and was last restated as a separate plan effective as of January 1, 1989. Effective as of January 1, 1996, the Retirement Income Plan for Non-Salaried Employees of R. G. Barry Corporation was merged into the R. G. Barry Corporation Salaried Employees' Pension Plan. The combined plans were amended and restated generally effective as of January 1, 1996, and became known as the "R. G. Barry Corporation Associates' Retirement Plan" ("Plan"). The Plan is now amended and restated, as set forth herein, effective as of January 1, 1997 (except to the extent otherwise provided herein).

1.2 APPLICABILITY OF PLAN

The provisions of this Plan as set forth herein are applicable only to the Eligible Employees (and their surviving Spouses or Beneficiaries) of the Employer in current employment on or after January 1, 1997. The restated Plan shall preserve all benefits accrued and not forfeited by Members under the terms of the Plan prior to this restatement.


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ARTICLE II.  DEFINITIONS

2.1 DEFINITIONS

Whenever used in the Plan, the following terms shall have the respective meanings set forth below unless otherwise expressly provided herein; and when the defined meaning is intended, the term is capitalized.

(a) "ACTUARIAL EQUIVALENT" means a benefit having the same value as the benefit which it replaces, computed on the basis of the 1971 Group Annuity Mortality Table for Males projected to 1990 by Scale D with an age setback of four years for the Participant and two years for any Spouse or Beneficiary and a 7 percent annual interest rate assumption, except as otherwise specified in the document. For purposes of determining the Actuarial Equivalent present value and single sum amount of a Member's monthly Retirement Benefit [and for purposes of
         Section 5.1(b)], subject to the limitations of Sections 4.9 and 8.2, such determination shall be made using:

         (1) the annual interest rate set forth in Code Section 417(e) for the second full month preceding the first day of the Plan Year, which rate shall remain constant for the Plan Year; and

         (2) the mortality projections taken from the 1983 Group Annuity Mortality Table with a 50 percent male and 50 percent female weighting of the mortality rates as described in Revenue Ruling 95-6 or the successor mortality tables as prescribed by the Secretary of the Treasury;

         provided, however, that prior to January 1, 1997, such determination shall be made on the basis of the 1971 Group Annuity Mortality Table for Males projected to 1990 by Scale D with an age setback of four years for the Participant and two years for any Spouse or Beneficiary and using an interest rate not greater than--

                  (A) the "applicable interest rate" if the present value of such Benefit (using such rate) is not in excess of $25,000; or

                  (B) 120 percent of the "applicable interest rate" if the present value of such Benefit exceeds $25,000 [as determined under (A) above]. In no event shall the present value determined under this Section 2.1(a)(B) be less than $25,000.

         For purposes of this Section 2.1(a)(A) and (B), "applicable interest rate" shall mean the interest rate or rates which would be used by the Pension Benefit Guaranty Corporation for purposes of determining the present value of a Member's lump sum benefit under the Plan if the Plan had terminated on the date distribution commences with insufficient assets to provide benefits guaranteed by the Pension Benefit Guaranty Corporation ("PBGC") on such date, provided that the "applicable interest rate" shall be determined

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         as of the second calendar month preceding the month in which the single sum is payable rather than as of the date distribution commences.

         Notwithstanding the preceding provisions of this Section 2.1(a), for distributions beginning on any date in 1997, the annual rate of 30-year Treasury securities under Section 2.1(a)(1) shall be determined as of the second full month preceding the first day of the Plan Year in which the distribution commences or as of the second calendar month preceding the month in which the single sum is payable, whichever results in the larger Actuarial Equivalent.

         The foregoing assumptions shall be used for benefit calculations but shall not restrict the right of the Sponsor and the Actuary to use different assumptions for determining the appropriate funding of the Plan. In the event of a termination of the Plan, this Section 2.1(a) shall be subject to the regulations of the PBGC.

(b) "ACTUARY" means the actuary for the Plan who is appointed or selected by the Committee but is independent of the Sponsor. The Actuary designated shall serve for so long as shall be mutually agreeable to the Committee and the Actuary. The Actuary shall be a person who is an "enrolled actuary" under ERISA, or shall be an actuarial consulting firm or corporation which employs or has on its staff such an enrolled actuary.

(c)      "AFFILIATE" means--

         (1) any corporation other than the Sponsor, i.e., either a subsidiary corporation or an affiliated or associated corporation of the Sponsor, which together with the Sponsor is a member of a "controlled group" of corporations [as defined in Code Section 414(b)];

         (2) any organization which together with the Sponsor is under "common control" [as defined in Code Section 414(c)];

         (3) any organization which together with the Sponsor is an "affiliated service group" [as defined in Code Section 414(m)];

         (4) any organization required to be aggregated with an Employer pursuant to Code Section 414(o); or

         (5) any other corporation or entity designated as an Affiliate by resolution of the Board of Directors of the Sponsor.

(d) "ANNUITY STARTING DATE" means, in the case of benefits payable in the form of an annuity, the earlier of the first day of the first period for which a benefit is payable under the Plan; or the date on which a Member, surviving Spouse or Beneficiary begins to receive benefits under the Plan. In the case of a benefit payable in the form of a single sum payment, Annuity Starting Date means the date on which all events have occurred which entitle the Member to receive such benefit.

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(e)      "AUTOMATIC JOINT AND SURVIVING SPOUSE ANNUITY" means the annuity form of benefit payments described in Section 4.8.

(f)      "BENEFICIARY" means the person or persons designated under Section
         4.9(c).

(g)      "BOARD OF DIRECTORS" means the Board of Directors of the Sponsor.

(h) "CODE" means the Internal Revenue Code of 1986 and the regulations issued thereunder, as amended from time to time.

(i) "COMMITTEE" means the committee which is responsible for the administration of the Plan, as provided in Article VI.

(j)      "COMPENSATION" means a Participant's pay, determined as follows:

         (1) For all purposes under the Plan, except as otherwise specified, Compensation means:

                  (A) for Plan Years beginning on or after January 1, 1991, the Participant's salary and excludes overtime, cash bonuses, and sales incentive payments.

                  (B) for Plan Years beginning before January 1, 1991, the Participant's salary and commissions, but shall exclude overtime and cash bonuses as well as commissions while a Class A salesman.

         (2) For purposes of applying the limitations described in Section 4.11, the definition of Highly Compensated Employee and the provisions of Article XI, Compensation means the Member's "compensation" as defined in Code Section 415(c)(3), including amounts set forth in Code Section 415(c)(3)(D), excluding for Plan Years and Limitation Years beginning prior to January 1, 2001, amounts set forth in Section 132(f)(4) of the Code, as determined by the Committee.

         Notwithstanding the foregoing provisions of this Section 2.1(j), the Compensation of each Employee that may be taken into account under the Plan shall not exceed the first "applicable dollar amount" of an Employee's annual Compensation; provided, however, that such annual dollar limitation shall not apply to Compensation for purposes of
         Section 4.11. For purposes of this Section 2.1(j), the term "applicable dollar amount" means the maximum annual compensation limit set forth in Code Section 401(a)(17)(A), as adjusted for the cost of living in accordance with Code Section 401(a)(17)(B).

(k) "EFFECTIVE DATE" of this amended and restated Plan means, except where separately stated, January 1, 1997.

(l) "ELIGIBILITY SERVICE" means the service of an Employee, as determined under Section 3.1.

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(m)      "ELIGIBLE EMPLOYEE" means any Salaried Employee or Nonsalaried Employee of an Employer.

(n) "EMPLOYEE" means a person who is classified by the Sponsor or an Affiliate as an employee; excluding, however, any person who is classified by the Sponsor or an Affiliate as an independent contractor or leased employee (as defined in Section 3.9). If an individual who is not classified by the Employer or an Affiliate as a common law employee is determined by a court of law or governmental agency to be a common law employee, such Employee will remain excluded from participation in the Plan unless otherwise provided pursuant to Section 3.9.

(o) "EMPLOYER" means the Sponsor or any Affiliate which has elected to become a participating Employer under the Plan in accordance with
         Article IX.

(p) "EMPLOYMENT COMMENCEMENT DATE" means the first day on which an Employee is credited with an Hour of Service with the Employer or an Affiliate or, if applicable, the first day following a Break in Service on which an Employee is credited with an Hour of Service with the Employer or an Affiliate.

(q) "ERISA" means the Employee Retirement Income Security Act of 1974 and the regulations issued thereunder, as amended from time to time.

(r) "FINAL AVERAGE COMPENSATION" means one-sixtieth of the Participant's total Compensation for the highest five consecutive Plan Years out of the last ten consecutive Plan Years of employment as a Salaried Employee with an Employer; provided that if he has fewer than five Plan Years of employment as a Salaried Employee with an Employer, then his Final Average Compensation shall be determined using such Participant's total period of employment as a Salaried Employee with the Employer and the actual number of months worked. With respect to a reemployed Participant, the period during which he is not employed as a Salaried Employee by an Employer shall not be considered an interruption for purposes of the meaning of "consecutive."

(s) "HIGHLY COMPENSATED EMPLOYEE" means, with respect to any Plan Year, any Employee who--

         (1) was a 5-percent owner [as determined under Code Section 416(i)(1)] at any time during the current or preceding Plan Year; or

         (2) received Compensation in the preceding Plan Year from the Employers and Affiliates in excess of $80,000 (or such increased amount as permitted by the Secretary of the Treasury) and who, at the election of the Committee, was in the "top-paid group" [as defined by Code Section 414(q)(3)] during such year.

(t) "HOUR OF SERVICE" means the hours for which an Employee shall receive credit for various purposes under the Plan, as described in Section 3.7.

(u) "LEAVE OF ABSENCE" means any absence without pay, authorized on a nondiscriminatory basis by an Employer or nonparticipating Affiliate under its standard personnel practices (which may be granted for reasons other than termination of employment, discharge, retirement or death), such as illness, accident, emergency or other unusual condition affecting the Employee or persons dependent upon him or for any reason sufficient in the discretion of the Sponsor; provided, however, that in granting leaves of absence, all Employees shall be treated alike.

(v) "MEMBER" means an Active Participant, an Inactive Participant or a Former Participant who is entitled to receive a Retirement Benefit under the Plan, as provided in Section 3.2.

(w) "NONSALARIED BENEFIT SERVICE" means the service of a Nonsalaried Participant as determined under Section 3.5.

(x) "NONSALARIED EMPLOYEE" or "NONSALARIED PARTICIPANT" means an Employee or Participant, respectively, who is not compensated by a salary paid on a biweekly basis and who is not compensated by commissions.

(y) "PARTICIPANT" means an "Active Participant" or "Inactive Participant," as such terms are defined in Section 3.2. The term "Former Participant" shall have the meaning provided for in Section 3.2.

(z) "PLAN" means the R. G. BARRY CORPORATION ASSOCIATES' RETIREMENT PLAN, as amended and restated generally effective as of January 1, 1997, and as may be subsequently amended from time to time.

(aa) "PLAN YEAR" means the 12-consecutive-month period beginning January 1 of a year and ending on December 31 of the same year.

(bb) "PRERETIREMENT SURVIVING SPOUSE'S BENEFIT" means the monthly benefit payable to a Member's surviving Spouse, as described in Section 4.7.

(cc) "PRIMARY SOCIAL SECURITY BENEFIT" means the estimated monthly primary insurance amount to which a Participant would be entitled at age 65 if not otherwise disqualified under the Federal Social Security Act as amended, whether or not he applies for or actually receives such benefit. For purposes of the Plan, such estimated amount prior to his Normal Retirement Date shall be determined based upon the method of calculations described below.

         In determining the Primary Social Security Benefit under this Plan, the Social Security Act as in effect on January 1 of the then current calendar year shall be applied. Wage history prior to employment with the Employer shall be estimated by applying a salary scale with the salary scale to be the actual change in the average national wages as determined by the Social Security Administration. For any year in which the Social Security Administration has not published the increase in national average wages, a six percent increase shall be assumed. Wages for future years shall be assumed to be the same as the wages received in the last full calendar year of employment.

         Provided, however, that any Participant shall be permitted to have his actual salary history used as of the date of the calculation if the Participant supplies documentation of that history. Such documentation must be provided no later than a reasonable period of time (as established by the Committee) following the later of the date of separation from service (by retirement or otherwise) and the time when the Participant is notified of the benefit to which he is entitled. To the extent required by applicable law, the Committee shall furnish each Member with a written notice of his right to supply actual past wages and the financial effect of his failure to supply such actual wage information.

         Post-separation increases in a Member's Social Security benefit shall not affect the Retirement Benefits determined under this Plan.

(dd) "PRIOR PLANS" means the R. G. Barry Corporation Salaried Employees' Pension Plan and the Retirement Income Plan for Non-Salaried Employees of R. G. Barry Corporation.

(ee) "RETIREMENT AGE" means a Member's Normal Retirement Age, Early Retirement Age or Vested Retirement Age, whichever is applicable, as follows:

         (1) "NORMAL RETIREMENT AGE" means the sixty-fifth birthday of a Participant.

         (2) "EARLY RETIREMENT AGE" means a Member's age when he has attained his fifty-fifth birthday (but not his sixty-fifth birthday) and he is credited with at least ten years of Vesting Service.

         (3) "VESTED RETIREMENT AGE" means a Member's age when he is credited with at least five years of Vesting Service but has not attained his Early Retirement Age.

(ff) "RETIREMENT BENEFIT" means the monthly benefit payment to which a Member is entitled under whichever of the following is applicable to the Member:

         (1) "NORMAL RETIREMENT BENEFIT" means the monthly benefit described in Section 4.1.

         (2) "LATE RETIREMENT BENEFIT" means the monthly benefit described in Section 4.2.

         (3) "EARLY RETIREMENT BENEFIT" means the monthly benefit described in Section 4.3.

         (4) "DISABILITY RETIREMENT BENEFIT" means the monthly benefit described in Section 4.4.

         (5) "VESTED RETIREMENT BENEFIT" means the monthly benefit described in Section 4.5.


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


(gg) "RETIREMENT DATE" means a Member's Normal Retirement Date, Late Retirement Date or Early Retirement Date, whichever is applicable, as follows:

         (1) "NORMAL RETIREMENT DATE" means the first day of the calendar month coincident with or next following the date on which a Member attains his Normal Retirement Age.

         (2) "LATE RETIREMENT DATE" means the first day of the calendar month coincident with or next following the date a Participant terminates his employment as an Employee after his Normal Retirement Date.

         (3) "EARLY RETIREMENT DATE" means the first day of the calendar month coincident with or next following the date a Participant terminates his employment as an Employee on or after attaining his Early Retirement Age but before his Normal Retirement Age. An Early Retirement Date may also be such later date as provided in Section 5.1(a)(2).

         (4) "DISABILITY RETIREMENT DATE" means the first day of the calendar month coincident with or next following the date on which the Committee determines that a Nonsalaried Participant has a Disability, as described in Section 4.4(a).

         (5) "VESTED RETIREMENT DATE" means for a Participant who terminates his employment as an Employee on or after he attains his Vested Retirement Age, and who is not eligible for a Normal Retirement Benefit, Early Retirement Benefit or Disability Retirement Benefit as a result of such termination of employment, the Participant's Normal Retirement Date; provided, however, if such Participant was credited with at least 10 years of Vesting Service prior to the termination of his employment as an Employee, his Vested Retirement Date shall be the first day of any calendar month coincident with or next following his fifty-fifth birthday for which he makes application for his Vested Retirement Benefit to begin, but in no event later than his Normal Retirement Date.

(hh) "SALARIED BENEFIT SERVICE" means the service of a Salaried Participant as determined under Section 3.5.

(ii) "SALARIED EMPLOYEE" or "SALARIED PARTICIPANT" means an Employee or Participant, respectively, who is compensated by a salary paid on a biweekly basis.

(jj) "SOCIAL SECURITY RETIREMENT AGE" means the "social security retirement age" of a Member, as determined under Code Section 415(b)(8).

(kk)     "SPONSOR" means R. G. BARRY CORPORATION, or any successor thereto.

(ll) "SPOUSE" means the person to whom a Member is legally married on any relevant date or who is treated as if married to the Member pursuant to a qualified domestic relations order as defined in Code Section 414(p).

(mm) "TRUST AGREEMENT" means any agreement in the nature of a trust, or in the nature of a custodial or funding agreement (including any group annuity contract and/or funding investment contract issued pursuant thereto) between the Sponsor and the Trustee and/or insurer, that is established to form a part of the Plan to receive, hold, invest and dispose of the Trust Fund.

(nn) "TRUSTEE" means the Trustee or Trustees named in the Trust Agreement and/or the insurer named in any other funding agreement, and any additional or successor Trustee or Trustees from time to time acting as Trustee or Trustees of the trust assets under the Plan, or the insurer acting in the capacity of a custodian or funding agent of such trust assets.

(oo) "TRUST FUND" or "TRUST" means the funds or assets which are held and administered by the Trustee pursuant to the Trust Agreement and the Plan.

(pp)     "VESTING SERVICE" means the service of an Employee, as determined under
         Section 3.4.

2.2 CONSTRUCTION

Unless the context clearly requires otherwise, (a) the masculine pronoun whenever used shall include the feminine and neuter pronoun, and the singular shall include the plural; and (b) headings of Articles and Sections herein are included solely for convenience and if there is any conflict between such headings and the text of the Plan, the text shall control.

ARTICLE III.  PARTICIPATION AND SERVICE

3.1  ACTIVE PARTICIPATION

Each individual who was a Participant in the Plan on December 31, 1996, in accordance with the terms of such Plan as in effect on said date shall remain a Participant, subject to the provisions of this Plan. Each other Employee shall become an Active Participant under the Plan on the January 1 nearest to the latest to occur of--

(a)      the date he is employed as an Eligible Employee;

(b) the date on which he is credited with at least one year of Eligibility Service (defined below); or

(c) the date, on or after the Effective Date, that the Plan was made applicable to the Employer of the individual;

provided he is employed as an Eligible Employee on such January 1. For the purpose of determining eligibility to participate, one year of "Eligibility Service" shall mean the first 12-consecutive-month period, beginning on the Employee's Employment Commencement Date, during which the Employee completes 1,000 or more Hours of Service. If he does not actually have 1,000 or more Hours of Service during the 12-month period beginning with his Employment Commencement Date, but he actually has 1,000 or more Hours of Service during any Plan Year (beginning with the Plan Year in which such initial 12-month period ends), then he shall become an active Participant on the first day of the Plan Year immediately following such Plan Year.

An Employee who satisfies the eligibility requirements of Sections 3.1(a), (b) and (c) but who is not employed as an Eligible Employee on the applicable entry date shall become an Active Participant under the Plan upon his reemployment as an Eligible Employee following such entry date; provided, however, that if he is not credited with at least one year of Vesting Service at the time of such reemployment, he shall become an Active Participant in accordance with the second sentence of this Section 3.1.

3.2 PARTICIPATION STATUS; MEMBERSHIP; REEMPLOYMENT

A Participant shall either be an "Active Participant" or an "Inactive Participant" under the Plan. An Eligible Employee who has become an Active Participant, as provided in Section 3.1, shall continue his status as an "Active Participant" so long as he remains employed as an Eligible Employee. An Employee who has become an Active Participant under the Plan, as provided in Section 3.1, shall be an "Inactive Participant" during any period when he is employed as an Employee but not as an Eligible Employee. Such an Inactive Participant shall resume the status of an "Active Participant" at the time he resumes employment as an Eligible Employee. An Active Participant or Inactive Participant who ceases employment as an Employee shall become a "Former Participant." A Former Participant shall become an "Inactive Participant" upon his reemployment as an Employee or shall become an "Active Participant" upon his reemployment as an Eligible Employee; provided, however, that if such Eligible Employee is not credited with at least one year of Vesting Service at the time of his reemployment as an Eligible Employee, he shall become an Active Participant in accordance with the provisions of Section 3.1. As provided in Section 2.1(v), an individual shall be classified as a "Member" under the Plan so long as he is an Active Participant, an Inactive Participant or a Former Participant who is entitled to receive a Retirement Benefit under the Plan. A Participant who terminates his employment as an Employee and who is not entitled to receive a Retirement Benefit under the Plan shall cease to be a Member covered under the Plan.

3.3 TRANSFERRED EMPLOYEES

(a) TRANSFER TO NONPARTICIPATING AFFILIATE. Should a Participant cease to be an Eligible Employee as defined in Section 2.1(m), but remain an Employee of the Sponsor or an Affiliate, the following provisions will apply:

         (1) No Salaried or Nonsalaried Benefit Service shall be credited during such period, and any benefit he may become entitled to under the Plan shall be determined using the benefit formula under the Plan in effect at the time of transfer and his Final Average Compensation, Primary Social Security Benefit, Compensation and Salaried and/or Nonsalaried Benefit Service, whichever are applicable, while he was an Active Participant in the Plan.

         (2) A Participant shall continue to accrue Vesting Service during such period.

         (3) If such person again becomes an Eligible Employee, he shall become an Active Participant in the Plan the first of the calendar month coinciding with or next following his reclassification.

         (4) Should the status of an Affiliate change so that it is disassociated with the Sponsor, the Participant will then be considered to have terminated his or her employment and shall be entitled to receive his Retirement Benefit as provided in
                  Article IV of the Plan.

(b) TRANSFER TO ANOTHER PARTICIPATING EMPLOYER. It is anticipated that an Employee may be transferred between participating Employers; and in the event of any such transfer, the Employee involved shall carry with him his accumulated Salaried and/or Nonsalaried Benefit Service and Vesting Service. No such transfer shall effect a termination of employment hereunder, and the Employer to which the Employee is transferred shall thereupon become obligated hereunder with respect to such Employee in the same manner as was the Employer from whom the Employee was transferred. For the Plan Year of the transfer, both Employers shall pay their proportionate share of the cost, if any, of the Plan with respect to the transferring Employee for that Plan Year. Appropriate adjustments shall be made between participating Employers to reflect the transfers of employment.

(c) MULTIPLE BENEFITS. The benefits under this Plan for the period during which an individual is a Nonsalaried Employee and a Salaried Employee shall be determined independently; provided, however, that no more than 30 years of combined Salaried and Nonsalaried Benefit Service shall be considered in determining total benefits under the Plan. Salaried and Nonsalaried Benefit Service are each limited to 30 years. Notwithstanding any Plan provisions to the contrary, if the sum of a Participant's years of Salaried and Nonsalaried Benefit Service exceeds 30, then the benefit with the more generous accrual (generally, the benefit earned as a Salaried Participant) shall be offset by a fraction of the amount of the other benefit. The numerator of said fraction shall equal the difference between (1) total years of Salaried and Nonsalaried Benefit Service and (2) 30, and the denominator shall be the years of Salaried or Nonsalaried Benefit Service, whichever provides the less generous benefit. The benefit with the less generous accrual (generally, the benefit earned as a Nonsalaried Participant) shall be provided without adjustment.

3.4 VESTING SERVICE

A Member's eligibility for benefits under the Plan shall be determined by his period of Vesting Service. Vesting Service means a Member's period or periods of employment by the Employers and Affiliates determined in accordance with reasonable and uniform standards and policies adopted by the Committee from time to time, which standards and policies shall be consistently observed. A Member will be credited with years of Vesting Service in accordance with the following provisions:

(a) Vesting Service prior to January 1, 1996: For a Member as of the Effective Date who had been covered under the prior provisions of the Plan, the Member's period of employment with the Employer prior to January 1, 1996 shall be counted as Vesting Service in accordance with
         Section 3.6.

(b) Vesting Service from and after January 1, 1996: Subject to the Break in Service provisions, a year of Vesting Service means any Plan Year during which the Member has at least 1,000 Hours of Service. A Member shall be credited with Vesting Service in whole and fractional years of such Member's period(s) of employment (whether or not such period(s) of employment were consecutive) which are not disregarded as a result of the application of the break rules of Section 3.4(d). Nonsuccessive periods of employment must be aggregated, and less than whole year periods of employment (whether or not consecutive) shall be aggregated on the basis that each fractional year of Vesting Service is rounded to the nearest one-hundredth. Hours of Service for this purpose shall also include periods of vacation, regular holidays, illness, incapacity, layoff, jury duty, military duty or Leave of Absence. An Employee shall receive credit for Vesting Service from his Employment Commencement Date until his Break in Service. No more than one year of Vesting Service shall be credited to a Member under this Plan in any Plan Year.

(c)      Vesting Service shall not be deemed to have been broken--

         (1) by any transfer of employment of an Employee between Affiliates regardless of whether the Affiliate is an Employer hereunder; or

         (2) during such period as an Employee is receiving credit for Hours of Service under Section 3.7.

(d) If an Employee who has had a Break in Service is subsequently reemployed as an Employee--

         (1) if he is reemployed before a One-Year Break in Service occurs after such Break in Service, the Vesting Service he had at such Break in Service shall be reinstated from such Employee's most recent Employment Commencement Date after the Employee completes a year of Vesting Service following the Break in Service.

         (2) if he is reemployed after a One-Year Break in Service occurs after such Break in Service, he shall be considered a new Employee for purposes of the Plan, except--

                  (A) if at such Break in Service he had a vested interest in any portion of his accrued benefit, Vesting Service he had at such Break in Service shall be reinstated from such Employee's most recent Employment Commencement Date after the Employee completes a year of Vesting Service following the One-Year Break in Service.

                  (B) if Section 3.4(d)(2)(A) as provided above is not applicable, and if the number of consecutive One-Year Breaks in Service does not equal or exceed the greater of five or the number of years of Vesting Service he had before such Break in Service, the years of Vesting Service he had at such Break in Service shall be reinstated from such Employee's most recent Employment Commencement Date after the Employee completes a year of Vesting Service following the One-Year Break in Service.

(e) In determining an Employee's Vesting Service pursuant to this Section 3.4, the following terms shall apply:

         (1)      "BREAK IN SERVICE" shall mean the earlier of (A) or (B) below:

                  (A) the date the Employee quits, retires, is discharged or dies; or

                  (B) the first anniversary of the first day of an Employee's absence from employment as an Employee (with or without pay) for any reason other than in
                           (A) above, such as vacation, sickness, Leave of Absence, layoff or military service, or special leave of absence as provided in Section 3.10. An Employee who fails to return to employment as an Employee at the expiration of such absence shall be deemed to have had a Break in Service on the first to occur of the expiration of his absence or the first anniversary of the first day of his absence.

         (2) A "ONE-YEAR BREAK IN SERVICE" shall mean each Plan Year beginning with the Plan Year which includes the date an Employee incurs a Break in Service, provided that the Employee is credited with 500 or fewer Hours of Service during such period. Solely for purposes of determining whether a One-Year Break in Service has occurred, in the case of an Employee who is absent from work beyond the first anniversary of the first date of an absence and the absence is for one of the following reasons, the date the Employee incurs a Break in Service shall be the second anniversary of the Employee's absence from employment:

                  (A)      the pregnancy of the Employee;

                  (B)      the birth of a child of the Employee;

                  (C)      the adoption of a child by the Employee; or

                  (D) caring for such child for a period immediately following birth or adoption.

                  The period between the first and second anniversaries of the first date of absence shall not constitute Vesting Service.

3.5 BENEFIT SERVICE

The amount of the benefit payable to or on behalf of a Member shall be determined on the basis of his Salaried and/or Nonsalaried Benefit Service, in accordance with the following:

(a) SALARIED AND/OR NONSALARIED BENEFIT SERVICE PRIOR TO JANUARY 1, 1996. For a Member as of January 1, 1996, who had been covered under the prior provisions of either of the Prior Plans, the amount of Salaried and/or Nonsalaried Benefit Service to be credited for employment prior to January 1, 1996 shall be determined in accordance with Section 3.6.

(b) SALARIED BENEFIT SERVICE FROM AND AFTER JANUARY 1, 1996. The Member's Salaried Benefit Service shall be equal to his Vesting Service reduced by--

         (1) any period of Vesting Service prior to the date on which the Member first became a Salaried Participant under the Plan (or the R. G. Barry Corporation Salaried Employees' Pension Plan as in effect prior to January 1, 1996) during which the Member was not a Salaried Employee of the Employer;

         (2) any period of Vesting Service from and after the date on which the Member first became a Salaried Participant under the Plan (or the R. G. Barry Corporation Salaried Employees' Pension Plan as in effect prior to January 1, 1996) during which the Member was not a Salaried Employee of the Employer, including, but not limited to, any period between a Break in Service, as defined in Section 3.4(e)(1), and reemployment as an Eligible Employee and any period during which he was an Inactive Participant; and

         (3) any period of Vesting Service reinstated pursuant to the provisions of Section 3.4(d) if the Member was entitled, upon such termination, to a monthly Retirement Benefit under the Plan, and the full Actuarial Equivalent value of such Retirement Benefit had been paid on behalf of such Member under the provisions of Section 4.9(c)(3) or 5.1(a)(6).

(c) NONSALARIED BENEFIT SERVICE FROM AND AFTER JANUARY 1, 1996. The Member's Nonsalaried Benefit Service shall be equal to his Vesting Service reduced by--

         (1) any period of Vesting Service prior to the date on which the Member first became a Nonsalaried Participant under the Plan (or the Retirement Income Plan for Non-Salaried Employees of
                  R. G. Barry Corporation as in effect prior to January 1, 1996) during which the Member was not a Nonsalaried Employee of the Employer;

         (2) any period of Vesting Service from and after the date on which the Member first became a Nonsalaried Participant under the Plan (or the Retirement Income Plan for Non-Salaried Employees of R. G. Barry Corporation as in effect prior to January 1,
                  1996) during which the Member was not a Nonsalaried Employee of the Employer, including, but not limited to, any period between a Break in Service, as defined in Section 3.4(e)(1), and reemployment as an Eligible Employee and any period during which he was an Inactive Participant; and

         (3) any period of Vesting Service reinstated pursuant to the provisions of Section 3.4(d) if the Member was entitled, upon such termination, to a monthly Retirement Benefit under the Plan, and the full Actuarial Equivalent value of such Retirement Benefit had been paid on behalf of such Member under the provisions of Section 4.9(c)(3) or 5.1(a)(6).

No more than one year of Salaried or Nonsalaried Benefit Service shall be credited to a Member under this Plan in any Plan Year.

3.6 PRIOR SERVICE

For periods prior to January 1, 1996, an Employee's service shall consist of his years and fractions of a year of Vesting Service, Salaried Benefit Service under the R. G. Barry Corporation Salaried Employees' Pension Plan and Nonsalaried Benefit Service under the Retirement Income Plan for Non-Salaried Employees of
R. G. Barry Corporation as reflected in the Employer's records for such Prior Plans. Such service shall be subject to the effect of any Break in Service incurred under provisions of the Prior Plans in effect prior to January 1, 1996, and shall be determined in accordance with the prior provisions of the Prior Plans including rules which relate to required minimum hours or other length of service.

3.7 HOURS OF SERVICE

Hours of Service shall be determined by including the following:

(a) each Hour of Service for which the Employer or Affiliate, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment, for the performance of duties. The Committee credits Hours of Service under this paragraph (a) to the Employee for the computation period in which the Employee performs the duties, irrespective of when paid;

(b) each Hour of Service for back pay, irrespective of mitigation of damages, to which the Employer or Affiliate has agreed or for which the Employee has received an award. The Committee credits Hours of Service under this paragraph (b) to the Employee for the computation period(s) to which the award or the agreement pertains rather than for the computation period in which the award, agreement or payment is made;

(c) each Hour of Service for which the Employer or Affiliate, either directly or indirectly, pays an Employee, or for which the Employee is entitled to payment (irrespective of whether the employment relationship is terminated), for reasons other than for the performance of duties during a computation period, such as Leave of Absence, vacation, holiday, sick leave, illness, incapacity, layoff, jury duty or military duty. The Committee will credit no more than 501 Hours of Service under this paragraph (c) to an Employee on account of any single continuous period during which the Employee does not perform any duties (whether or not such period occurs during a single Plan Year). The Committee credits Hours of Service under this paragraph (c) in accordance with the rules of paragraphs (b) and (c) of Labor Reg.
         Section 2530.200b-2, which the Plan, by this reference, specifically incorporates in full within this paragraph (c). The Committee will not credit an Hour of Service under more than one of the above paragraphs. A computation period for purposes of this Section 3.7 is the calendar year. The Committee will resolve any ambiguity with respect to the crediting of an Hour of Service in favor of the Employee; and

(d) each Employee shall be credited with Hours of Service on the basis of an assumed 45 Hours of Service per week for each week for which the Employee would have received at least one Hour of Service in accordance with this definition to the extent it does not result in crediting Hours of Service more than once with respect to any period.

3.8 SPECIAL PROVISIONS RELATING TO ACQUIRED BUSINESSES

In any case in which an individual becomes an Employee upon the acquisition of all or a portion of the business of his former employer by an Employer or an Affiliate, whether by merger, acquisition of assets or stock, or otherwise, his service and compensation with such acquired employer prior to the date on which such employer became an Affiliate (or part of an Affiliate) shall not be taken into account under the Plan for purposes of calculating his Vesting Service,

Salaried or Nonsalaried Benefit Service, and Compensation under the Plan, except to the extent that such service is required to be recognized under Code Section 414(a).

3.9 LEASED EMPLOYEES

A person who is not classified by the Employer or an Affiliate as an Employee and who performs services for an Employer or an Affiliate pursuant to an agreement between the Employer or Affiliate and a leasing organization shall be considered a "leased employee" if such person performed the services on a substantially full-time basis for at least one year and the services are under the primary direction and control of the Employer or Affiliate. A person who is considered a "leased employee" of an Employer shall not be considered an Employee for purposes of the Plan. If such a person becomes a Participant under the Plan as a result of being classified by the Employer as an Employee, he shall receive credit for his service as a leased employee in calculating his Vesting Service under the Plan but not for calculating his Salaried or Nonsalaried Benefit Service.

3.10 SPECIAL PROVISIONS FOR PARTICIPANTS WHO ENTER THE ARMED FORCES

Notwithstanding any provision in this Plan to the contrary, effective on and after December 12, 1994, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Code Section 414(u). If a Participant is absent from employment for voluntary or involuntary qualified military service with the armed forces of the United States, does not receive a dishonorable discharge and returns to employment as an Employee within the period required under the law pertaining to veterans' reemployment rights, he shall receive Vesting Service and Salaried or Nonsalaried Benefit Service (based on his employment status when the absence began) for the period of his absence from employment.

3.11 SPECIAL PROVISIONS FOR CLASS A COMMISSIONED SALES REPRESENTATIVES

If a Class A commissioned sales representative of the Employer becomes a Participant under the Plan as a result of subsequent employment as an Eligible Employee with an Employer, he shall receive credit for his service as a Class A commissioned sales representative in calculating his Vesting Service under the Plan, but such service shall be considered Salaried Benefit Service only with respect to Plan Years beginning on or after January 1, 1991; provided, however, that despite the provisions of Section 2.1(j), commissions earned while a person is a Class A commissioned sales representative of the Employer shall not be considered to be Compensation for purposes of this Plan.

ARTICLE IV.  BENEFITS

4.1      NORMAL RETIREMENT BENEFITS

(a) ELIGIBILITY. A Participant who attains his Normal Retirement Age while employed as an Employee and retires on or before his Normal Retirement Date shall be eligible to receive a Normal Retirement Benefit commencing on his Normal Retirement Date. Upon attaining his Normal Retirement Age, such Participant shall have a nonforfeitable right to his Normal Retirement Benefit.

(b) AMOUNT FOR SALARIED PARTICIPANT. A Salaried Participant who terminates his employment as an Employee and who is eligible for a Normal Retirement Benefit under Section 4.1(a) shall be entitled to a Normal Retirement Benefit commencing on his Normal Retirement Date. Such Normal Retirement Benefit shall be calculated based on his years of Salaried Benefit Service, Final Average Compensation and his Primary Social Security Benefit as a Salaried Employee as of his Normal Retirement Date. The monthly amount of a Salaried Participant's Normal Retirement Benefit payable for the lifetime of the Participant shall be equal to 48 percent of the Salaried Participant's Final Average Compensation reduced by 50 percent of his Primary Social Security Benefit if the Salaried Participant has accrued at least 30 years of Salaried Benefit Service. If the Salaried Participant has less than 30 years of Salaried Benefit Service at his Normal Retirement Date, then the resulting amount shall be multiplied by a fraction, the denominator of which is 30 and the numerator of which is the Salaried Participant's years, including partial years, of Salaried Benefit Service.

         Notwithstanding any Plan provision to the contrary, a Retirement Benefit shall not be reduced below the value of the benefit determined as of December 31, 1993 (or, if greater, December 31, 1988) due to the effects of any changes in the limits of recognizable Compensation under Code Section 401(a)(17).

(c) AMOUNT FOR NONSALARIED PARTICIPANT. A Nonsalaried Participant who terminates his employment as an Employee and who is eligible for a Normal Retirement Benefit under Section 4.1(a) shall be entitled to a Normal Retirement Benefit commencing on his Normal Retirement Date. Such Normal Retirement Benefit shall be a monthly amount payable during the life of the Member, determined by multiplying (1) the Participant's years, including fractional years, of Nonsalaried Benefit Service (up to a maximum of 30 years) by (2) the benefit factor in effect on the date of his termination of employment as an Eligible Employee (regardless of when he ceased to be a Nonsalaried Employee) in accordance with the following table:

         TERMINATION DATE
         -----------------------------------------------------------------------

         On or After               But Before           Amount
         -----------------------------------------------------------------------

         1/1/64                    1/1/87               $ 5.00
         1/1/87                    1/1/89               $ 7.00
         1/1/89                    1/1/90               $ 8.00
         1/1/90                    6/30/91              $ 9.00
         7/1/91                    1/1/96               $10.00
         1/1/96                      --                 $11.00

         -----------------------------------------------------------------------

         Notwithstanding the provisions of the previous paragraph, certain Members whose employment as Nonsalaried Employees with the Employer was terminated prior to July 1, 1991 shall nevertheless be eligible to receive a Normal Retirement Benefit determined by multiplying their respective years of Nonsalaried Benefit Service, up to a maximum of 30 years, by $10. These individuals shall include Members (a) employed in the Goldsboro, North Carolina, sewing plant on the final day of such facility's operation; (b) employed in cutting and laminating operations at the San Angelo, Texas, facility on the final day of those operations; and (c) employed in Columbus, Ohio, whose employment with the Employer was terminated by layoff on December 3, 1990 and who had at least 15 years of Nonsalaried Benefit Service at the time of layoff.

(d) NONDUPLICATION OF BENEFITS. There shall be no duplication of benefits. The Normal Retirement Benefits under Section 4.1(b) and (c) shall in no event be less than the largest respective Early Retirement Benefit which the Participant would have been entitled to receive under Section
         4.3 by retiring at any time after meeting early retirement eligibility requirements for an Early Retirement Benefit.

4.2      LATE RETIREMENT BENEFITS

(a) ELIGIBILITY. A Participant who attains his Normal Retirement Age while employed as an Employee shall be eligible to receive a Late Retirement Benefit under the Plan, commencing on his Late Retirement Date.

(b) AMOUNT. A Participant who terminates his employment as an Employee and who is eligible for a Late Retirement Benefit under Section 4.2(a) shall be entitled to a monthly Late Retirement Benefit commencing on his Late Retirement Date. Such Late Retirement Benefit shall be computed in the same manner as a Normal Retirement Benefit under
         Section 4.1(b) and/or (c), whichever applies, except that it shall be based on his years of Salaried or Nonsalaried Benefit Service, his Final Average Compensation, his Primary Social Security Benefit and the applicable provisions of the Plan as in effect at his Late Retirement Date.

         The benefits of a Participant shall not be determined based on a formula which became effective after his separation from service. If a Member continues in employment beyond his Normal Retirement Age at a rate such that his Normal Retirement Benefits are suspended pursuant to Section 5.1(a), his benefit upon retirement shall be calculated using the Plan formula in effect when he actually terminates employment. If a Member continues in employment beyond his Normal Retirement Age at a rate such that his Normal Retirement Benefits are payable during such employment pursuant to
         Section 5.1(a), his benefit shall be calculated using the Plan formula in effect when his benefit payments begin.

4.3      EARLY RETIREMENT BENEFITS

(a) ELIGIBILITY. A Participant who attains his Early Retirement Age while employed as an Employee shall be eligible to receive an Early Retirement Benefit under the Plan, commencing on his Early Retirement Date.

(b) AMOUNT. A Participant who terminates his employment as an Employee and who is eligible for an Early Retirement Benefit under Section 4.3(a) shall be entitled to a monthly Early Retirement Benefit under the Plan. Application for commencement prior to his Normal Retirement Date must be made in writing to the Committee not more than 90 days prior to the date he elects to have distributions commence. Such Early Retirement Benefit shall be computed in the same manner as a Normal Retirement Benefit under Section 4.1(b) and/or (c), except that it shall be based on his years of Salaried or Nonsalaried Benefit Service, his Final Average Compensation, his Primary Social Security Benefit and the applicable provisions of the Plan as in effect at his termination of employment as an Eligible Employee. The benefits of a Participant shall not be determined based on a formula which became effective after his separation from service as an Eligible Employee. If the Retirement Benefit thus determined commences prior to the Member's Normal Retirement Age, it shall be reduced as of the date the first Early Retirement Benefit payment commences by 5/9 of one percent for each of the first 60 months and 5/18 of one percent for each of the next 60 months, as applicable, by which his Early Retirement Benefit payment precedes his Normal Retirement Age.

         The Early Retirement Benefit under this Section 4.3(b) will in no event be less than the largest Early Retirement Benefit that the Member would have been entitled to receive under this Section 4.3 by retiring at any time after meeting Early Retirement eligibility requirements.

4.4      DISABILITY RETIREMENT BENEFITS

(a) ELIGIBILITY. A Participant who is actively employed as an Employee, who has completed at least 15 years of Vesting Service, who has attained at least age 50 but not his Normal Retirement Age, who incurs a Disability, as defined below, while so employed, and who terminates his employment as an Employee as a result of such Disability shall be eligible to receive a Disability Retirement Benefit under the Plan, commencing on his Normal Retirement Date with respect to benefits earned as a Salaried Employee and commencing on his Disability Retirement Date with respect to benefits earned as a Nonsalaried Employee. For purposes of this Section 4.4, "Disability" means that the Employee is so totally and permanently incapacitated as established by a licensed physician selected by the Committee that he is not able to perform his job or any job for the Employer for which he is reasonably suited as a result of his education, training and experience and that the Employee qualifies for Social Security disability benefits. A Member who commences Disability Retirement Benefit payments under the Plan shall not be eligible to receive any other Retirement Benefit under the Plan while he is receiving Disability Retirement Benefit payments. Disability Retirement Benefits payable to Nonsalaried Employees prior to Normal Retirement Age shall terminate with the last payment made prior to the date on which the earliest of the following events occurs:

         (1) the Member engages in any regular gainful employment or occupation for remuneration or profit;

         (2) the Committee determines on the basis of a medical examination that the Member is no longer permanently or totally disabled;

         (3) the Member refuses to undergo a medical examination ordered by the Committee not more frequently than semi-annually; or

         (4)      the date of the Member's death.

(b) AMOUNT FOR A SALARIED PARTICIPANT. A Member who has terminated employment as an Employee and who is eligible for a Disability Retirement Benefit under Section 4.4(a) shall be entitled to a monthly Disability Retirement Benefit commencing on his Normal Retirement Date. Such Disability Retirement Benefit shall be an amount equal to the product of: (1) the Normal Retirement Benefit as described in Section 4.1(b) to which the Member would have been entitled on his Normal Retirement Date if his employment as a Salaried Employee had continued without change until he attained Normal Retirement Age, and using his Final Average Compensation, his Primary Social Security Benefit and the provisions of the Plan in effect at his termination of employment as a Salaried Employee due to Disability in lieu of the corresponding amounts determined as of this Normal Retirement Date multiplied by (2) a fraction, the numerator of which is the Member's Salaried Benefit Service as of such termination date, and the denominator of which is the Salaried Benefit Service that would accrue as of his Normal Retirement Date.

(c) AMOUNT FOR NONSALARIED PARTICIPANT. A Member who has terminated employment as an Employee and who is eligible for a Disability Retirement Benefit under Section 4.4(a) shall be entitled to a monthly Disability Retirement Benefit commencing on his Disability Retirement Date. Such Disability Retirement Benefit shall be computed in the same manner as a Normal Retirement Benefit under Section 4.1(c), except that it shall be based on his years of Nonsalaried Benefit Service and the provisions of the Plan as in effect at his Disability Retirement Date and that it shall be reduced by workers' compensation benefits (except awards or fixed statutory payments for loss or loss of use of any bodily member) payable to him with respect to his Disability. In the case of lump sum settlements under workers' compensation, the lump sum shall be divided by the weekly workers' compensation benefit which would otherwise have been payable to determine the period over which the reduction should be made and the amount of the reduction. Benefits shall not be payable to a Member under more than one provision hereof for the same period of time.

4.5      VESTED RETIREMENT BENEFITS

(a) ELIGIBILITY. A Member who attains his Vested Retirement Age shall be eligible to receive a Vested Retirement Benefit under the Plan, commencing on his Vested Retirement Date. If the terminated Member dies before the date he would have been eligible to receive a Vested Retirement Benefit, no benefit shall be paid to or for him except under the terms of Sections 4.6, 4.7 and 4.8.

(b) AMOUNT. A Member who has terminated his employment as an Employee, who is eligible for a Vested Retirement Benefit under Section 4.5(a) and who is not eligible for another Retirement Benefit under the Plan at the time of such termination of employment shall be entitled to a monthly Vested Retirement Benefit commencing on his Vested Retirement Date. Application for commencement prior to his Normal Retirement Date must be made in writing to the Committee not more than 90 days prior to the date he elects to have distributions commence. For a Salaried Participant, such Vested Retirement Benefit shall be an amount equal to the product of: (1) the Normal Retirement Benefit as described in
         Section 4.1(b) to which the Member would have been entitled on his Normal Retirement Date if his employment as a Salaried Employee had continued without change until he attained Normal Retirement Age, and using his Final Average Compensation, his Primary Social Security Benefit and the provisions of the Plan in effect at his termination of employment as an Eligible Employee in lieu of the corresponding amounts determined as of this Normal Retirement Date multiplied by (2) a fraction, the numerator of which is the Member's Salaried Benefit Service as of such termination date, and the denominator of which is the Salaried Benefit Service that he would accrue as of his Normal Retirement Date. For a Nonsalaried Participant, such Vested Retirement Benefit shall be computed in the same manner as a Normal Retirement Benefit under Section 4.1(c), except that it shall be based on his years of Nonsalaried Benefit Service and the provisions of the Plan as in effect on the date he ceases to be a Nonsalaried Employee. If the Vested Retirement Benefit thus determined commences prior to the Member's Normal Retirement Age, it shall be reduced as of the date the first Vested Retirement Benefit payment commences by 5/9 of one percent for each of the first 60 months and 5/18 of one percent for each of the next 60 months, as applicable, by which his Vested Retirement Benefit payment precedes his Normal Retirement Age.

(c) IMMEDIATE DISTRIBUTION OPTION. Notwithstanding any provisions of the Plan to the contrary, effective as of January 1, 1997, if the Member is not eligible for an immediate distribution under Section 4.5(b) above on the date of his termination of employment as an Employee and elects to have his distribution commence as soon as practicable following his termination of employment as an Employee in accordance with Section 5.1(a)(4), then his Vested Retirement Benefit shall be equal to an immediate reduced

         Vested Retirement Benefit commencing as soon as administratively practicable following his termination of employment as an Employee computed as provided in Section 4.5(b) payable at Normal Retirement Age and adjusted as provided below. Notwithstanding any provisions of the Plan to the contrary, an immediate distribution option shall not be available if the lump sum value of the total benefits earned as a Salaried Employee and as a Nonsalaried Employee as determined below exceeds $7,500.

         Notwithstanding any provisions of the Plan to the contrary, the immediate reduced Vested Retirement Benefit described in this Section 4.5(c) shall be payable only in the following forms:

         (1) subject to the consent requirements referenced in Section 4.8(a) or (b), a lump sum distribution equal to the Actuarial Equivalent of the amount determined in Section 4.5(b) payable at Normal Retirement Age. Any Member who receives such a distribution shall have no further interest in the Plan; or

         (2) an immediate annuity payable in the Member's normal form of benefit payment as described in Section 4.8(a) or (b), whichever is applicable. Such immediate annuity shall be the Actuarial Equivalent of the lump sum distribution as calculated above in Section 4.5(c)(1).

         The other optional forms of benefit described in Section 4.8(c) shall not be available for any distribution made under this Section 4.5(c).

         The Committee shall notify each Member who is eligible to elect to receive a distribution under this Section 4.5(c). An application for commencement must be made within the election period determined in accordance with the administrative procedures established by the Committee. The distribution shall commence as soon as administratively practicable following the receipt of the Member's completed consent form. If the Member does not file a timely consent to a current distribution in accordance with this Section 4.5(c), then distribution of his Retirement Benefit shall not commence prior to the date otherwise provided in this Plan or the Prior Plans, whichever is applicable.

         Should a Member who receives a benefit under this Section 4.5 be reemployed by an Employer, any Retirement Benefits payable after his reemployment shall be reduced by the Actuarial Equivalent of the benefit he previously received under this Section 4.5.

(d) FORFEITURES. To the extent that the present lump sum value of a Member's vested accrued benefit derived from Employer contributions is zero at the time he ceases to be an Employee, the Member shall be deemed to have received a distribution of such vested accrued benefit, and such Member's Salaried and Nonsalaried Benefit Service shall be disregarded for purposes of accrual of benefits under the Plan unless such Member resumes covered employment with the Employer before the Member accrued a period of five (5) or more consecutive One-Year Breaks in Service [as defined in Section 3.4(e)(2)], in which event the Member's accrued benefit derived from Employer contributions shall be restored to the amount of such accrued benefit on the date of the deemed distribution.

4.6      DEATH BENEFIT

Except as provided under Section 4.7, 4.8 or 4.9, no benefit shall be payable to any person after the death of a Member. Sections 4.7 and 4.8 will not apply with respect to Participants who terminated employment prior to September 2, 1974.

4.7      PRERETIREMENT SURVIVING SPOUSE'S BENEFIT

(a) ELIGIBILITY. In the case of a Member who (1) is eligible for a Vested Retirement Benefit; (2) has a surviving Spouse; and (3) dies prior to his Annuity Starting Date for his Retirement Benefit (whether or not such Member is employed as an Employee), there shall be payable to his surviving Spouse a Preretirement Surviving Spouse's Benefit as described in Section 4.7(b) and (c).

(b) AMOUNT. The deceased Member's surviving Spouse who is eligible to receive a Preretirement Surviving Spouse's Benefit shall receive a monthly benefit payable for the life of such Spouse equal to--

         (1) if the Member died on or before the earliest date upon which he could have received Retirement Benefit payments under the Plan ("Earliest Commencement Date"), 50 percent of the monthly Retirement Benefit amount the Member would have received had he terminated employment as an Employee on the date of his death (if he had not already terminated such employment), survived to his Earliest Commencement Date, elected to begin receiving Retirement Benefit payments on his Earliest Commencement Date with the automatic form of payment under
                  Section 4.8 in effect and died on the day after his Earliest Commencement Date; or

         (2) if the Member died after his Earliest Commencement Date, 50 percent of the monthly Retirement Benefit amount the Member would have received had he retired on the day before his death, with his Retirement Benefit payable in the automatic form of payment under Section 4.8 on the date preceding the day on which he died.

(c) COMMENCEMENT. Payment of the Preretirement Surviving Spouse's Benefit to a Member's surviving Spouse shall, unless otherwise elected by such Spouse, commence on the later of the Member's Earliest Commencement Date or the first day of the month following the Member's death. In no event shall the payment of such Benefit commence later than the later of the date the Member would have attained his Normal Retirement Date or the first day of the month following the Member's death.

4.8      AUTOMATIC JOINT AND SURVIVING SPOUSE ANNUITY

(a) ELIGIBILITY AND CONDITIONS. In lieu of the monthly Retirement Benefit otherwise payable under Section 4.1, 4.2, 4.3, 4.4 or 4.5, a married Member who has terminated employment as an Employee and who is eligible for a Retirement Benefit payable under said sections shall be deemed to have automatically elected a reduced amount of such monthly Retirement Benefit payable to him for his life with the provision that if his surviving Spouse shall be living on his Annuity Starting Date and also at his death after such automatic election shall have become effective, a surviving Spouse benefit [as described in Section 4.8(b)(2)] shall be payable to his surviving Spouse. Such automatic election is subject to the following conditions:

         (1) The automatic election provided in this Section 4.8 shall become effective as of his Annuity Starting Date for the payment of the Member's reduced monthly Retirement Benefit under the automatic election in the form of an immediate annuity.

         (2)      A Member may prevent the automatic election provided in this
                  Section 4.8 from becoming effective only by executing a specific written rejection of such election on a form approved by the Committee and filing it with the Committee. This written rejection of the automatic election shall not be effective unless (A) the Spouse of the Member consents in writing to such rejection; (B) such rejection designates a form of benefit payment which may not be changed without written spousal consent (or the consent of the Spouse expressly permits designations by the Member without any requirement of further consent by the Spouse); and (C) the Spouse's consent acknowledges the financial consequences of such consent and designation and is witnessed by a Plan representative or a notary public. Such spousal consent shall not be required if the Member establishes to the satisfaction of the Committee that such consent may not be obtained because there is no Spouse, because the Spouse cannot be located or because of such other circumstances as the Secretary of the Treasury may prescribe by regulation. Such rejection must be filed during the "election period" described in Section 4.8(a)(3). If the Member has filed a specific written rejection of such automatic election, he may revoke such rejection at any time during the "election period" described in Section 4.8(a)(3) by executing a specific revocation thereof on a form approved by the Committee and filing it with the Committee. Further, a subsequent specific written rejection of the automatic election may then be made in accordance with the preceding provisions of this Section 4.8(a)(2).

         (3) For purposes of this Section 4.8(a), the Member's "election period" shall be the 90-day period ending on his Annuity Starting Date. The Committee shall provide (or cause to be provided) to each Member a written explanation regarding the election and rejection of the Automatic Joint and Surviving Spouse Annuity. Such written explanation shall include the information as required by Code Section 417 relating to qualified joint and survivor annuities and, except as provided in the following sentence, shall be provided no less than 30 days and no more than 90 days prior to the Annuity Starting Date or at such times as required by such regulations as currently in effect. The Annuity Starting Date for a distribution in a form other than an Automatic Joint and Surviving Spouse Annuity may be less than 30 days (but not less than 8 days) after the receipt of the written explanation described above, PROVIDED
                  THAT: (A) the Member has been provided with information that clearly indicates that the Member has been given at least 30 days to consider whether to waive the Automatic Joint and Surviving Spouse Annuity; (B) the Member is permitted to revoke any affirmative distribution election not later than the later of the Annuity Starting Date or the eighth day after the day the explanation is provided to the Member; and (C) the Annuity Starting Date is a date after the date that the written explanation was provided to the Member.

         (4) For purposes of this Section 4.8, a Member shall be considered to be a "married Member" if he has a Spouse on the Member's Annuity Starting Date. If the Spouse becomes divorced from the Member after his benefits commence, the Automatic Joint and Surviving Spouse Annuity shall still be payable to the divorced former Spouse, except as otherwise provided in the divorce decree.

(b)      AMOUNT OF BENEFITS.

         (1) For a Member who is deemed to have made the automatic election pursuant to this Section 4.8 [and who does not reject it as provided in Section 4.8(a)(2)], the reduced amount of his monthly Retirement Benefit referred to in Section 4.8(a) shall be the Actuarial Equivalent of the Retirement Benefit otherwise payable to such Member under Section 4.1, 4.2, 4.3,
                  4.4 or 4.5, based on the Member's age and his Spouse's age as of the Member's and Spouse's nearest birthday prior to the Annuity Starting Date of his Retirement Benefit, after giving effect to the increased costs of the automatic election under this Section 4.8.

         (2) The surviving Spouse benefit payable to the surviving Spouse of a Member who is deemed to have made an automatic election pursuant to this Section 4.8 and who dies after such election becomes effective shall be a monthly benefit of 50 percent of the reduced amount of such Member's monthly Retirement Benefit as determined in Section 4.8(b)(1).

(c) COMMENCEMENT AND DURATION. The monthly surviving Spouse benefit shall be payable to the surviving Spouse for life, beginning as of the first day of the calendar month coincident with or next following the Member's death.

4.9      NORMAL AND OPTIONAL METHODS OF BENEFIT PAYMENTS

(a) NORMAL FORM FOR UNMARRIED MEMBERS. In the case of an unmarried Member who is not subject to the automatic election under Section 4.8, the normal form of benefit payment of the monthly Retirement Benefit payable under Section 4.1, 4.2, 4.3, 4.4 or 4.5 shall be a single life annuity option, so the Member would receive a monthly payment for the remainder of his lifetime or until payment is suspended pursuant to
         Section 5.3. Such unmarried Member may elect to receive payment of the monthly Retirement Benefit payable to him in one of the optional forms of benefit payment described in Section 4.9(c). To make such election, such unmarried Member must file a specific written rejection with the Committee (on a form approved by the Committee) of the normal form of benefit payment applicable to him and elect such optional form of benefit payment within the 90-day period ending on his Annuity Starting Date ("election period"). If the unmarried Member has filed a specific written rejection of such normal form of benefit payment, he may revoke such rejection at any time during such election period by executing a specific revocation thereof on a form approved by the Committee. Further, a subsequent specific written rejection of the normal form of benefit payment applicable to the unmarried Member may then be made in accordance with the preceding provisions of this Section 4.9(a).

(b) NORMAL FORM FOR MARRIED MEMBERS. In the case of a married Member who is subject to the automatic election under Section 4.8, the normal form of benefit payment of the monthly Retirement Benefit payable under Section 4.1, 4.2, 4.3, 4.4 or 4.5 shall be the automatic form of benefit payment described in Section 4.8. A married Member who has rejected the automatic election of the Automatic Joint and Surviving Spouse Annuity as provided in Section 4.8 may elect to receive payment of the monthly Retirement Benefit payable to him in one of the optional forms of benefit payment described in Section 4.9(c). The rejection of the Automatic Joint and Surviving Spouse Annuity and the election of such optional form of benefit payment shall be made in accordance with the provisions of Section 4.8 and the applicable provisions of this Section 4.9.

(c) OPTIONAL FORMS OF BENEFIT. The election of an optional form of benefit payment shall be made in writing on a form approved by the Committee and, to the extent required, with spousal consent in the manner provided in Section 4.8. Such election shall be considered made as of the date on which the application is received by the Committee. The option shall not become effective until the Annuity Starting Date for the payment of the Member's monthly Retirement Benefit under the option. After the election has been made by such Member, and prior to the effective date of the option, it may be canceled by the Member at any time. A new option may be elected to replace the canceled option, subject to the option becoming effective on the Annuity Starting Date and subject to Section 4.8. After the effective date of the option, it may not be canceled by such Member, but it shall be automatically canceled if such Member (or his contingent annuitant under option 2) dies before the effective date of the option. If the contingent annuitant dies before the effective date, then the Member shall be permitted to select another contingent annuitant or optional form of benefit, subject to applicable spousal consent requirements. Any optional form of benefit must be the Actuarial Equivalent of the benefit payable to the Member as a single life annuity.

         The optional forms of benefit payment provided under this Section 4.9 are as follows:

         (1) SINGLE LIFE ANNUITY OPTION. A Member may elect a monthly Retirement Benefit payable for the life of the Member, with no further payments made after his death.

         (2) JOINT AND SURVIVOR BENEFIT OPTION. A Member may elect an actuarially reduced monthly Retirement Benefit payable for his lifetime with all, two-thirds or one-half of the reduced amount of monthly benefit continued after his death to his designated Beneficiary as a contingent annuitant. A Member electing this option must designate one person individually as Beneficiary to whom the survivor's benefit under this option is to be paid upon the Member's death. Such designation shall be made in accordance with Section 4.8, if applicable. Each such designation shall be made on a form provided by the Committee, shall be effective only when filed in writing with the Committee prior to the death of the Member and shall revoke all prior designations of a Beneficiary. Upon the death of the designated Beneficiary, no alternate Beneficiary can be substituted unless the Member executes a new election prior to his Annuity Starting Date. All benefit payments shall cease under this option upon the death of the Member and his surviving Spouse or other designated Beneficiary.

         (3) LUMP SUM OPTION. A Member may elect to receive a single sum in the amount of the Actuarial Equivalent value of his total accrued Retirement Benefit earned as a Salaried Employee and/or as a Nonsalaried Employee if such total value is less than or equal to $7,500 ($3,500 prior to January 1, 1997). Such lump sum payment(s) shall be in complete satisfaction of the Retirement Benefit earned as a Salaried Employee and/or as a Nonsalaried Employee, whichever is applicable.

         In no event shall any optional method of benefit payment reduce the value of the Retirement Benefit otherwise payable to the Member by an amount greater than the amount permitted under Section 5.2(h). In addition, benefit payments with respect to a Member's Retirement Benefit shall be subject to the provisions of Section 5.2.

4.10     ADJUSTMENT FOR IN-SERVICE PAYMENTS

In the case of a Participant whose benefit payments commence prior to the date of his termination of employment as an Employee pursuant to Section 5.2, amounts payable after the date of his termination of employment as an Employee shall be reduced to reflect the Actuarial Equivalent value of amounts paid prior to such termination of employment.

4.11     MAXIMUM ANNUAL BENEFITS

(a) Notwithstanding any other provisions of the Plan to the contrary, in no event may the annual benefit provided under the Plan (together with that provided by all other defined benefit plans of the Employers or any Affiliate) for any Member for a "Limitation Year," which shall be the Plan Year, exceed the lesser of--

         (1) the dollar limit set forth in Code Section 415(b)(1)(A) [as adjusted by Code Section 415(d)] or

         (2) 100 percent of the Member's average annual Compensation over the three consecutive years of active participation during which he had the greatest aggregate Compensation from the Employers and all Affiliates.

         If the Member has completed less than ten years of participation, the limitation in Section 4.11(a)(1) shall be multiplied by a fraction, the numerator of which is the Member's number of years (or part thereof) of participation in the Plan, and the denominator of which is ten. If the Member has completed less than ten years of Vesting Service, the limitation in Section 4.11(a)(2), Code Section 415(b)(4) and Section 4.11(d) shall be adjusted by multiplying such amounts by a fraction, the numerator of which is the Member's number of years of Vesting Service (or part thereof), and the denominator of which is ten. In no event shall the adjustments in the two preceding sentences reduce the limitations in Section 4.1l(a)(1) and (2), Code Section 415(b)(4) and
         Section 4.11(d) to an amount less than one-tenth of the applicable limitation (determined without regard to such adjustments).

(b) The provisions of this Section 4.11(b) are effective beginning January 1, 1997.

         The maximum benefit permitted under Section 4.11(a) shall be in the form of a single life annuity (with no ancillary benefits) under a plan to which Employees do not contribute and under which no rollover contributions are made. If the form of retirement benefits payable to a Member is other than a single life annuity or a joint and survivor annuity in which the contingent annuitant is the Member's Spouse, the retirement benefit for that form of payment shall be adjusted to an actuarially equivalent straight life annuity before the application of the maximum limitation and, so modified, shall be subject to the limitation. The actuarial equivalent shall be the greater of (a) the equivalent amount computed using the factors used in determining the Actuarial Equivalent for early retirement benefits under the Plan as described in Section 4.3 or (b) the equivalent amount computed using 5 percent interest and the mortality assumptions described in Section 2.1(a)(2). However, for purposes of adjusting any retirement benefit amount that is subject to Section 417(e)(3) of the Code, the interest rate described in Section 2.1(a)(1) shall be substituted for the 5 percent interest rate in the preceding sentence.

         If the retirement benefit of a Member begins before a Member's Social Security Retirement Age, but on or after his sixty-second birthday, the dollar limitation shall be determined as follows: (a) If a Member's Social Security Retirement Age is 65, the dollar limitation for the retirement benefit commencing on or after age 62 is determined by reducing the dollar limitation by 5/9 of one percent for each month in which benefits commence before the month in which the Member attains age 65; (b) if a Member's Social Security Retirement Age is greater than 65, the dollar limitation for benefits commencing on or after age 62 is determined by reducing the dollar limitation by 5/9 of one percent for each of the first 36 months and 5/12 of one percent for each of the additional months (up to 24 months) in which the retirement benefit commences before the month of the Member's Social Security Retirement Age.

         If the retirement benefit of a Member begins before a Member's sixty-second birthday, the dollar limitation shall be the Actuarial Equivalent of the retirement benefit beginning at age 62, as determined above, reduced for each month in which benefits commence before the month in which the Member attains age 62. The Actuarial Equivalent shall be the lesser of (a) the equivalent amount computed using the factors used in determining the Actuarial Equivalent for early retirement benefits under the Plan as described in Section 4.3 and (b) the equivalent amount computed using 5 percent interest and the mortality assumptions described in Section 2.1(a)(2). Any decrease in the dollar limitation determined in accordance with this provision shall not reflect the mortality decrement to the extent that benefits will not be forfeited upon the death of the Member.

         If the retirement benefit of a Member begins after the Member's Social Security Retirement Age, the dollar limitation shall be adjusted so that it is the Actuarial Equivalent of an annual benefit of such dollar limitation beginning at the Member's Social Security Retirement Age. The Actuarial Equivalent shall be the lesser of (a) the equivalent amount computed using the factors used in determining the Actuarial Equivalent as described in Section 2.1(a)(1) and (2) and (b) the equivalent amount computed using 5 percent interest and the mortality assumptions described in Section 2.1(a)(2).

(c) The provisions of this Section 4.11(c) are effective prior to January 1, 1997, and shall be replaced by Section 4.11(b) as of January 1, 1997.

         The maximum benefit permitted under Section 4.11(a) shall be in the form of a single life annuity (with no ancillary benefits) under a plan to which Employees do not contribute and under which no rollover contributions are made. If the form of retirement benefits payable to a Member is other than a single life annuity or a joint and survivor annuity in which the contingent annuitant is the Member's Spouse, the Member's annual retirement benefit shall not exceed the Actuarial Equivalent (using an interest rate not less than 5 percent) of the maximum benefit permitted under Section 4.11(a) payable in the form of a single life annuity.

         If the retirement benefit of a Member commences before the Member's Social Security Retirement Age, the amount in Section 4.11(a)(1) shall be adjusted so that it is the Actuarial Equivalent (using an interest rate not less than 5 percent) of an annual benefit in such amount, beginning at the Social Security Retirement Age. The adjustment provided for in the preceding sentence shall be made in the following manner:

         (1) the dollar limitation for benefits commencing on or after age 62 is determined by reducing the defined benefit dollar limitation by 5/9 of 1 percent for each of the first 36 months and 5/12 of 1 percent for any additional months (up to 24 months) by which the benefits commence before the month in which the Member attains his Social Security Retirement Age; and

         (2) if the annual benefit of a Member commences before age 62, the defined benefit dollar limitation shall be the Actuarial Equivalent of an annual benefit beginning at age 62 as determined above, reduced for each month by which benefits commence before the month in which the Member attains age 62; provided, however, that the mortality decrement shall not be applied to the extent that benefits will not be forfeited upon the death of the Member.

If the retirement benefit of a Member commences after the Member's Social Security Retirement Age, the amount in Section 4.11(a)(1) shall be adjusted so that it is the Actuarial Equivalent (using an interest rate no greater than 5 percent) of an annual benefit in such amount, beginning at the Social Security Retirement Age.

(d) If a Member's annual benefit does not exceed $10,000 and if he did not participate in any defined contribution plan maintained by the Employers or any Affiliate, the limitation described in Section 4.11(a) shall not apply.

(e) The amount in Section 4.11(a)(1) and the amount in Section 4.11(a)(2) for a Member who has terminated his employment with the Employers and Affiliates shall be automatically adjusted annually for increases in the cost of living as provided in Code Section 415(d).

(f) In applying the limitations on benefits under this Section 4.11, the qualified plans of any employer that is an Affiliate shall be aggregated with the Plan or any other plan of the Employers or an Affiliate if the employer would be an Affiliate if the phrase "at least 80 percent" in Code Section 1563(a)(1), in applying such section to Code Sections 414(b) or 414(c), were replaced with "more than 50 percent."

(g) Effective for Limitation Years beginning prior to January 1, 2000, in the event that any Member is a participant in a defined contribution plan or plans of the Employers or any Affiliate, the sum of the "defined benefit plan fraction" and the "defined contribution plan fraction" [as such terms are defined in Code Section 415(e)] for any Limitation Year with respect to such Member shall not exceed one. If such sum would otherwise exceed one, then the Member's Retirement Benefit under the Plan shall be reduced to comply with the requirements of this Section 4.11(g), unless such reduction is provided for under the terms of such defined contribution plan or plans. It is intended to reduce the benefits payable under any defined benefit plan to the extent possible, if necessary, to prevent the sum of the defined benefit plan fraction and the defined contribution plan fraction from exceeding 1.0 before reducing contributions to any defined contribution plan. In applying the foregoing provisions, the transition rules of
         Section 1106(i)(3), (4) and (6) of the Tax Reform Act of 1986 shall be applicable.

4.12     PLAN IN EFFECT AT TERMINATION OF EMPLOYMENT CONTROLS

The terms and provisions of the Plan shall not apply in determining the benefits payable to any Employee whose employment relationship as an Employee was severed (for any reason) prior to

January 1, 1997. In such event, the terms and provisions of the Plan in effect on the date when his employment relationship as an Employee was terminated shall apply.

4.13 OPTIONAL DIRECT ROLLOVERS OF ELIGIBLE ROLLOVER DISTRIBUTIONS

(a) IN GENERAL. Notwithstanding any provision of the Plan to the contrary, a "Distributee" may elect to have any portion of an "Eligible Rollover Distribution" paid directly to an "Eligible Retirement Plan" specified by the "Distributee" in a "Direct Rollover" to the extent permitted by Code Section 401(a)(31). Terms in quotation marks are defined in
         Section 4.13(b) below.

(b)      DEFINITIONS.

         (1) "DIRECT ROLLOVER" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         (2) "DISTRIBUTEE" means each of the following persons who may elect a Direct Rollover of an Eligible Rollover Distribution of the Member's Retirement Benefit:

                  (A)      the Member;

                  (B) the Member's Beneficiary, if the Beneficiary was married to the Member on the date of his death; and

                  (C) an alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), if that person is the Spouse or former Spouse of the Member.

         (3) "ELIGIBLE RETIREMENT PLAN" means an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b), an annuity plan described in Code Section 403(a) or a qualified trust described in Code Section 401(a) that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an "Eligible Retirement Plan" is an individual retirement account or an individual retirement annuity, as such terms are defined in the preceding sentence.

         (4) "ELIGIBLE ROLLOVER DISTRIBUTION" means any distribution of all or any portion of the Retirement Benefit payable to the Distributee, except that an "Eligible Rollover Distribution" does not include:

                  (A) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee or the Distributee's designated Beneficiary, or for a specified period of 10 years or more;

                  (B) any distribution to the extent such distribution is required under Code Section 401(a)(9);

                  (C) the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and

                  (D) any other amounts which are not considered "Eligible Rollover Distributions" under Code Section 401(a)(31).

(c) No amount shall be directly rolled over pursuant to this Section 4.13 unless and until it would otherwise be distributed to the Distributee and all consents and written elections required to make the distribution have been obtained. Nothing in this Section 4.13 shall be construed to permit a Distributee to select more than one of the optional forms of benefit described in Section 4.9 or elsewhere in the Plan.

(d) The Committee shall provide notice to each Distributee who will receive an Eligible Rollover Distribution of the Distributee's right to elect a Direct Rollover in accordance with Code Section 401(a)(31). The Committee shall provide such notice at the time and in the manner required by regulations.

(e) The Distributee shall notify the Committee in writing by such deadline as the Committee shall prescribe whether or not he wishes to have any part of the Eligible Rollover Distribution directly rolled over. If the Distributee fails to elect a Direct Rollover by the deadline established by the Committee, then the entire amount of the Eligible Rollover Distribution shall be distributed directly to the Distributee.

(f) A Distributee may elect that either of the following amounts shall be directly rolled over:

         (1)      the entire amount of the Eligible Rollover Distribution; or

         (2) such portion of the Eligible Rollover Distribution as the Distributee specifies (in accordance with rules established by the Committee).

(g) The Distributee may only request a Direct Rollover to one Eligible Retirement Plan.

(h) No amount will be directly rolled over pursuant to this Section 4.13 unless the Distributee provides the Committee, by such deadline as the Committee shall prescribe, such information as it shall require--

         (1) to determine that the amount directly rolled over will be received by an Eligible Retirement Plan that will accept the Direct Rollover; and

         (2) to make the Direct Rollover and make such reports and keep such records as are required under applicable law. The Committee may rely on all such information provided by the Distributee and shall not be required to verify any such information.

(i)      The Committee shall select the manner in which to make the Direct
         Rollover.

(j) Any amount directly rolled over in accordance with this Section 4.13 shall be a distribution from this Plan and shall discharge any liability to the Distributee under this Plan to the same extent as a payment directly to the Distributee.

(k) This Plan shall not accept Eligible Rollover Distributions from any plan.

4.14     PAYMENT OF SMALL AMOUNTS

Notwithstanding the foregoing provisions of this Article IV, effective as of January 1, 1997, if the Actuarial Equivalent value of all benefits earned as a Salaried Employee and a Nonsalaried Employee payable under the Plan (including a benefit payable in a form as described in Sections 4.7 or 4.8) is less than or equal to $3,500, such benefit shall be paid in a single sum payment as soon as administratively practicable following the Member's termination of service. For purposes of this Section 4.14, the lump sum present value shall be computed according to the interest rate and mortality assumptions used to calculate the Actuarial Equivalent. Effective on and after January 1, 2002, "$5,000" shall be substituted for "$3,500" in the first sentence of this Section 4.14.

4.15     SPECIAL COMMENCEMENT RULE FOR CERTAIN FORMER PARTICIPANTS

(a) ELIGIBILITY. Notwithstanding any Plan provisions to the contrary, any Former Participant who is not in current employment on or after January 1, 1997, who is entitled to receive a Retirement Benefit under the Plan or Prior Plans as in effect on his date of termination of employment as an Employee and who is not otherwise eligible to commence distribution of his Retirement Benefits under such plan before January 1, 1997 shall be eligible to receive an immediate reduced Vested Retirement Benefit as described in this Section 4.15.

(b) AMOUNT. A Former Participant who has terminated his employment as an Employee and satisfies the other eligibility requirements described in
         Section 4.15(a) shall be entitled to elect to receive a Vested Retirement Benefit commencing as provided in Section 4.15(c).

         Notwithstanding any provisions of the Plan to the contrary, such Vested Retirement Benefit shall be equal to an immediate reduced Vested Retirement Benefit commencing as provided in Section 4.15(c) computed as of the first day of the month coincident with or next following attainment of his Normal Retirement Age in the manner set forth in this Plan or the Prior Plans, whichever is applicable, based on the factors and the provisions of said plan, provided that he has a vested interest as determined under the terms of said plan and further adjusted as provided below.

         Notwithstanding any provisions of the Plan to the contrary, the immediate reduced Vested Retirement Benefit described in this Section
         4.15 shall be payable only in the following forms:

         (1) subject to the consent requirements referenced in Section 4.8(a) or (b), a lump sum distribution equal to the Actuarial Equivalent as of the Annuity Starting Date of the amount determined in the preceding paragraph of this Section 4.15(b). Any Former Participant who receives such a distribution shall have no further interest in the Plan; or

         (2) an immediate annuity payable in the Former Participant's normal form of benefit payment as described in Section 4.8(a) or (b), whichever is applicable. Such immediate annuity shall be actuarially equivalent to the lump sum distribution as calculated above in Section 4.15(b)(1).

         The other optional forms of benefit described in Section 4.8(c) shall not be available for any distribution under this Section 4.15.

(c) COMMENCEMENT. The Committee shall notify each Former Participant who is eligible to elect to receive a distribution under this Section 4.15 by sending a notice to his last known address. An application for commencement must be made within the election period determined in accordance with the administrative procedures established by the Committee. The distribution shall commence as soon as administratively practicable following the receipt of his completed consent form, but in no event prior to January 1, 1997.

         If the Former Participant does not file a timely consent to a current distribution in accordance with this Section 4.15, then distribution of his Retirement Benefit shall not commence prior to the date otherwise provided in the Prior Plan.

ARTICLE V.  COMMENCEMENT OF BENEFIT PAYMENTS AND DURATION

5.1      COMMENCEMENT AND DURATION

(a) The monthly Retirement Benefit payments to which an eligible Member is entitled under Section 4.1, 4.2, 4.3, 4.4 or 4.5 shall begin as described below:

         (1) NORMAL AND LATE RETIREMENT BENEFITS. A Member entitled to a Retirement Benefit under Section 4.1 or 4.2 shall start receiving such Benefit as of the retired Member's Normal Retirement Date (in the case of a Normal Retirement Benefit), the retired Member's Late Retirement Date (in the case of a Late Retirement Benefit) or on the first day of the month following the month that he is employed at a rate at which he will work fewer than eight days during any calendar month. A Member who continues in employment as an Employee after attaining his Normal Retirement Age at a greater rate shall have his Normal Retirement Benefit or his Late Retirement Benefit (as the case may be) suspended in the manner described in Section 5.4, and he shall receive the notice described in
                  Section 5.5.

         (2) EARLY RETIREMENT BENEFITS. A Member entitled to a Retirement Benefit under Section 4.3 shall start receiving such Retirement Benefit as of the retired Member's Early Retirement Date if he has given the Committee sufficient written notice of his intention to take early retirement. If the Member does not elect immediate distribution, then he may elect to defer commencement until a later date which is not later than his Normal Retirement Date, provided that he gives the Committee not more than 90 days' notice of such later commencement date.

         (3) DISABILITY RETIREMENT BENEFITS. A Member entitled to a Retirement Benefit under Section 4.4 shall start receiving such Retirement Benefit as of the terminated Member's Normal Retirement Date with respect to such benefit earned as a Salaried Participant and as of the terminated Member's Disability Retirement Date with respect to such benefit earned as a Nonsalaried Participant.

         (4) VESTED RETIREMENT BENEFITS. A Member entitled to a Retirement Benefit under Section 4.5 shall start receiving such Retirement Benefit as of the terminated Member's Vested Retirement Date. Application for commencement prior to his Normal Retirement Date must be made at least 30 days but not more than 90 days prior to the date he elects to have distribution commence. Notwithstanding any provisions to the contrary, if the Member is under age fifty-five on the date of his termination of employment as an Employee and wants to receive an immediate reduced Vested Retirement Benefit, his application for commencement must be made within the election period determined in accordance with the administrative procedures established by the Committee and the distribution shall commence as soon as administratively practicable following his termination of employment as an Employee. If the Member does not file a timely consent to distribution, then distribution shall not commence prior to his Normal Retirement Date unless he elects to receive a reduced benefit following his fifty-fifth birthday.

         (5) SALARIED AND NONSALARIED BENEFITS. If a Member is entitled to benefits as a Salaried Employee and as a Nonsalaried Employee, then the form of benefit payment, commencement date and the duration of each such Retirement Benefit shall be determined independently, except as otherwise expressly provided. No Retirement Benefit can begin until the Participant ceases to be an Employee.

         (6) PAYMENT OF SMALL AMOUNTS. Notwithstanding any Plan provisions to the contrary, if the Actuarial Equivalent value of a Member's total benefit earned as a Salaried Employee and as a Nonsalaried Employee payable under the Plan (including a benefit payable in a form as described in Sections 4.8 or 4.9) is less than or equal to $3,500, such benefit shall automatically be distributed as provided under Section 4.14; provided, however, that prior to January 1, 1997, the distribution shall not be automatic but the Member may elect to have such benefit paid to him in a single lump sum payment as soon as administratively practicable following such Member's termination of employment as an Employee. Effective on and after _______________, "$5,000" shall be substituted for $3,500" in the preceding sentence. For purposes of this
                  Section 5.1(a), the lump sum present value shall be computed according to the interest rate and mortality assumptions used to calculate the Actuarial Equivalent.

(b) Notwithstanding the provisions of Section 5.1(a), if the value of a Member's total nonforfeitable Retirement Benefit earned as a Salaried Employee and as a Nonsalaried Employee exceeds $3,500, then payment of the Member's Retirement Benefit shall not commence at any time before the Member attains his Normal Retirement Age without his written consent (or where the Member has died and a Spouse's benefit is to be paid to his surviving Spouse, the written consent of such Spouse). Effective on and after ________, "$5,000" shall be substituted for $3,500" in the preceding sentence.

(c) Unless the Member otherwise elects, the commencement of a Member's Retirement Benefit payments shall begin not later than the sixtieth day after the latest to close of the Plan Year in which--

         (1)      the Member attains or would have attained his Normal
                  Retirement Age;

         (2) the tenth anniversary of the year in which the Member commenced participation in the Plan occurs; or

         (3)      the Member's termination of employment as an Employee occurs.

5.2 REQUIRED AND MINIMUM DISTRIBUTION RULES

Notwithstanding any of the preceding provisions of this Article V, the following provisions shall apply to the payment of Retirement Benefits:

(a) In no event may the payment of a Member's Retirement Benefit commence later than the April 1 of the calendar year following the calendar year in which the Member attains age 70 1/2; provided, however, that in the case of a Member who attained age 70 1/2prior to January 1, 1988, and who is not a "5-percent owner" [as defined in Code Section 416(i)(1)(B) and as further described under the regulations under Code Section 401(a)(9)], such payment shall be required to be commenced on or before the April 1 of the calendar year following the calendar year in which the Member terminates employment as an Employee or, if earlier, April 1 of the calendar year following the calendar year in which the Member becomes such a "5-percent owner"; and, provided further, that in the case of a Member who attained age 70 1/2during the 1988 calendar year and who is not such a "5-percent owner," such payment shall be required to commence by no later than April 1, 1990. For purposes of this
         Section 5.2(a), a "5-percent owner" means any Employee who was a "5-percent owner" at any time during the five-Plan-Year period ending in the calendar year in which the Employee attains age 70 1/2or in any subsequent Plan Year.

         Notwithstanding the foregoing, effective for participants who attain age 70 1/2 on and after January 1, 2002, in no event may the payment of a Member's Retirement Benefit (provided the member is not a "5-percent owner", as defined above) commence later than the later of (i) the April 1 of the calendar year following the calendar year in which the Member attains age 70 1/2; or (ii) the April 1 of the calendar year following the calendar year in which the participant retires. If a Member retires in a calendar year after the calendar year in which the Member attains age 70 1/2, the Member's retirement benefit shall be actuarially increased in accordance with Notice 97-75, or other applicable guidance, to take into account the period after age 70 1/2 in which the Member was not receiving any benefits under the Plan.

(b) A Member's Retirement Benefit shall be distributed by a method of benefit payment beginning not later than the date required pursuant to
         Section 5.2(a), over the life of the Member or over the lives of such Member and a designated Beneficiary or surviving Spouse or within or over a period not extending beyond the life expectancy of such Member or the life expectancy of such Member and a designated Beneficiary or surviving Spouse.

(c) If the payment of a Member's Retirement Benefit has begun in accordance with Section 5.2(a) and the Member dies before his entire interest has been paid to him, the remaining portion of the Member's Retirement Benefit shall be paid at least as rapidly as under the method of benefit payment being used under Section 5.2(b) as of the date of his death.

(d) If a Member dies prior to the commencement of the payment of his Retirement Benefit, any survivor benefit paid with respect to the Member's Retirement Benefit shall be paid within five years after the death of such Member, except as permitted under Sections 5.2(e) and
         (f).

(e)      If--

         (1) any portion of the Member's Retirement Benefit is payable to his surviving Spouse;

         (2) such portion is to be paid over the life of such surviving Spouse or within or over a period not extending beyond the life expectancy of the surviving Spouse; and

         (3) such payments begin not later than one year after the date of the Member's death, or such later date as the Secretary of the Treasury may by regulations prescribe, the portion referred to in Section 5.2(e)(1) shall be treated as distributed within the time required under Section 5.2(d).

(f) The date on which payments are required to begin under Section 5.2(e)(3) shall not be earlier than the date on which the Member would have attained age 70-1/2.

(g) In addition to the foregoing provisions of this Section 5.2, all distributions of or with respect to any Retirement Benefit shall be made in accordance with Code Section 401(a)(9) (including the regulations thereunder), and the provisions of the Plan relating to the payment of such distributions shall be interpreted and applied in accordance with Code Section 401(a)(9). The provisions of such Code
         Section 401(a)(9) shall control over any distribution option or other provision of the Plan which is inconsistent with the provisions of Code
         Section 401(a)(9).

(h) In any case where the payment of a Member's Retirement Benefit is payable in a joint and survivor annuity form, the periodic survivor annuity payment payable to the Member's contingent annuitant shall not exceed the "applicable percentage" of the annuity payments payable to the Member. In addition, if the payment of a Member's Retirement Benefit is payable in either a life annuity or joint and survivor annuity form with an associated period certain guaranteed payment feature, the period certain shall not exceed the "applicable divisor" period determined by reference to the Member's age at the time his benefit payments commence. The foregoing limitations of this Section 5.2(h) shall not apply if the contingent annuitant or designated Beneficiary of the Member is the Member's surviving Spouse. The "applicable percentage" and "applicable divisor" shall be the "applicable percentage" and "applicable divisor" determined pursuant to regulations issued by the Secretary of the Treasury under Code Section 401(a)(9).

5.3 REEMPLOYMENT AFTER BENEFIT COMMENCEMENT BUT PRIOR TO NORMAL RETIREMENT AGE

If a Member whose Retirement Benefit has commenced is reemployed as an Eligible Employee before attaining his Normal Retirement Age, his Retirement Benefit payments shall be suspended and shall not be paid or accrue during the period of such reemployment, his previous election of form of benefit payment shall be canceled and he shall have the Vesting Service and Salaried and/or Nonsalaried Benefit Service he had at the time of his retirement reinstated. Upon his subsequent termination of employment as an Employee, his eligibility for a Retirement Benefit and the amount of such Retirement Benefit shall be determined, calculated and paid as if he were then first retired based upon such reinstated Vesting Service and Salaried and/or Nonsalaried Benefit Service, plus Vesting Service and Salaried and/or Nonsalaried Benefit Service earned following the date of reemployment; but such Retirement Benefit shall be actuarially reduced to account for any Retirement Benefit payments he may have received prior to his reemployment. In no event shall a Member's Retirement Benefit at his subsequent termination of employment as an Employee be less than his Retirement Benefit at his prior termination of employment. The foregoing notwithstanding, if a Member reemployed as described above subsequently reaches his Normal Retirement Age and is employed at a rate at which he will work fewer than eight days during any calendar month, the Member may continue to receive any benefits which he is receiving at the time of reemployment. Such payments shall continue every month thereafter until his employment is at a rate at which he would work eight or more days per calendar month, at which time his benefits shall be suspended under the terms and conditions described in Section 5.4. The foregoing notwithstanding, if an Employee is rehired on a "temporary" basis (i.e., expected duration of employment is three months or less), his Retirement Benefit payments shall continue to be paid during such period of temporary employment.

5.4 REEMPLOYMENT AFTER BENEFIT COMMENCEMENT AND AFTER ATTAINING NORMAL RETIREMENT AGE

If a Member is reemployed as an Eligible Employee after attaining his Normal Retirement Age at a rate at which he would work eight or more days in a calendar month, his Retirement Benefit payments shall be suspended and shall not be paid or accrue during the period of such reemployment, his previous election of form of benefit payment shall be canceled and he shall have the Vesting Service and Salaried and/or Nonsalaried Benefit Service he had at the time of his retirement reinstated. Such suspension of benefits shall be done in accordance with Department of Labor Regulation Section 2530.203-3 and shall include the notice described in Section 5.5. Upon his subsequent termination of employment as an Employee, his eligibility for a Retirement Benefit and the amount of such Retirement Benefit shall be determined, calculated and paid as if he were then first retired based upon such reinstated Vesting Service and Salaried and/or Nonsalaried Benefit Service plus Vesting Service and Salaried and/or Nonsalaried Benefit Service earned following the date of reemployment; but such Retirement Benefit shall be actuarially reduced to account for any Retirement Benefit payments he may have received prior to his reemployment. In no event shall a Member's Retirement Benefit at subsequent termination of employment as an Employee be less than his Retirement Benefit at his prior termination of employment. If a Member is reemployed as an Employee after attaining his Normal Retirement Age at a rate at which he would not work at least eight days during a calendar month, he shall receive the same type and amount of Retirement Benefit payment he was entitled to receive preceding his reemployment during such period of reemployment. Such payments shall continue every month thereafter until his employment is at a rate at which he would work eight days during a calendar month, at which time his Retirement Benefit shall be suspended as described above. The foregoing notwithstanding, if an Employee is rehired on a "temporary" basis (i.e., expected duration of employment is three months or less), his Retirement Benefit payments shall continue to be paid during such period of temporary employment.

5.5      SUSPENSION OF BENEFITS NOTICE AND PROCEDURES

If an Employee's Retirement Benefit payments are to be suspended as a result of his continued employment or reemployment, the Plan shall notify the Employee, by personal delivery or first-class mail during the first calendar month in which the Plan withholds payments, that his Retirement Benefit payments are suspended. The notice shall contain--

(a)      a general description of the reasons why payments are suspended;

(b) a general description of the Plan provisions relating to the suspension of benefits;

(c)      a copy of such Plan provisions;

(d) a statement that a review of the suspension may be requested under the claims procedure found in the Plan;

(e) if the Plan requires a benefit resumption notice, the procedure and forms; and

(f) if the Plan requires verification by the Employee that his benefits should not be suspended, the procedure and forms for such verification.

The Plan shall adopt a procedure whereby an individual may request a determination of whether specific contemplated employment will result in a suspension of benefits.

ARTICLE VI.  PLAN ADMINISTRATION

6.1 APPOINTMENT OF COMMITTEE

The Sponsor shall be the "plan administrator" with respect to the Plan and a "named fiduciary" with respect to the Plan and Trust Fund, as such terms are defined under ERISA. The Board of Directors of the Sponsor shall appoint a plan administration committee ("Committee") to administer the Plan and to handle the day-to-day administrative responsibilities with respect to the Plan. The Committee shall have all powers necessary to accomplish such purposes. The Committee shall be composed of three or more members as the Board of Directors may appoint from time to time, and such members shall hold office at the pleasure of the Board of Directors. Each member or successor must signify acceptance of this position in writing. Any member of the Committee may resign at any time by delivering his written resignation to the Sponsor and to the Chairman of the Committee to take effect on a date specified therein, or upon delivery to the Sponsor, if no date is specified. Termination of employment of an Employee who is a member of the Committee shall automatically constitute a resignation. The Board of Directors may remove any member of the Committee with or without cause by so notifying the member and the Chairman of the Committee in writing to take effect not less than 30 days after delivery thereof, unless such notice shall be waived. Vacancies on the Committee shall be filled by action of the Sponsor. In the event no successor member is appointed, the remaining member(s) or, if none remain, the Sponsor shall function as the Committee until a new Committee has been appointed and has accepted such appointment.

6.2 COMPENSATION AND EXPENSES

(a) A member of the Committee shall serve without compensation for services as such if he is receiving full-time pay as an Employee. Any other member of the Committee may receive compensation for services as a member. Any member of the Committee may receive reimbursement of expenses properly and actually incurred. Any such compensation or reimbursement shall be paid in accordance with the provisions of
         Section 6.2(b).

(b) All expenses incident to the administration, termination or protection of the Plan and Trust including, but not limited to, fees of actuaries, accountants, premiums payable to the PBGC, counsel and other specialists and other costs of administering the Plan shall be paid by, and constitute a charge upon, the Trust Fund, except to the extent that such expenses, or any portion thereof, may have been paid by the Employer in its sole and absolute discretion.

6.3 MANNER OF ACTION

A majority of the members of the Committee at that time in office shall constitute a quorum for the transaction of business. All resolutions adopted, and other actions taken by the Committee at any meeting, shall be by the vote of a majority of those present at any such meeting. Upon concurrence in writing of a majority of the members at that time in office, action of the Committee may be taken otherwise than at a meeting.

6.4 CHAIRMAN, SECRETARY AND EMPLOYMENT OF SPECIALISTS

The members of the Committee shall elect one of their number as Chairman and shall elect a Secretary who is an employee of the Employer and may, but need not, be a member of the Committee. They may authorize one or more of their number or any agent to execute or deliver any instrument or instruments on their behalf and may employ such counsel, auditors and other specialists; and such clerical, medical, actuarial and other services as they may require in carrying out the provisions of the Plan. Such expenses shall be paid in accordance with the provisions of Section 6.2(b).

The Committee and the Employer shall be entitled to rely conclusively upon the tables, valuations, certificates and reports furnished by an actuary or accountant employed by the Committee or an insurer issuing life insurance contracts under this Plan and/or upon opinions of counsel or other experts; and such members, and each of them, shall be fully protected as to any action taken or allowed by them in good faith and reliance upon any such tables, valuations, certificates, reports or opinions; and all actions taken or allowed by them shall be conclusive upon all persons having or claiming any interest under the Plan.

6.5 DELEGATION OF RESPONSIBILITIES

The Committee may appoint one or more individuals and delegate such of its power and duties as it deems desirable to any such individual, in which case, every reference herein made to the Committee shall be deemed to mean or include the individuals as to matters within their jurisdiction. Such individuals shall be such officers or other Employees of the Employers and such other persons as the Committee may appoint.

6.6 RECORDS

All resolutions, proceedings, acts and determinations of the Committee shall be recorded by the Secretary thereof or under his supervision; and all such records together with such documents and instruments as may be necessary for the administration of the Plan shall be preserved in the custody of the Secretary or his delegate(s).

6.7 RULES

Subject to the limitations contained in the Plan, the Committee shall be empowered from time to time in its discretion to adopt bylaws and establish rules for the conduct of its affairs and the exercise of the duties imposed upon it under the Plan.

6.8 ADMINISTRATION

The Committee shall be responsible for the administration of the Plan. The Committee shall have all such powers as may be necessary to carry out the provisions of the Plan and may from time to time establish rules for the administration of the Plan and the transaction of the Plan's business. In making any such determination or rule, the Committee shall pursue uniform policies as from time to time established by the Committee and shall not discriminate in favor of or against any Member. The Committee shall have the exclusive right to make any finding of fact necessary or appropriate for any purpose under the Plan including, but not limited to, the determination of whether a Beneficiary or Member is eligible for any benefit payable under the Plan and the amount of such benefit. The Committee shall have sole and absolute discretion to interpret the terms and provisions of the Plan and to determine any and all questions arising under the Plan or in connection with the administration thereof, including, without limitation, the right to remedy or resolve possible ambiguities, inconsistencies or omissions by general rule or particular decision. The Committee shall make, or cause to be made, such reports as are required by law. To the extent permitted by law, all findings of fact, determinations, interpretations and decisions of the Committee in respect of any matter or question arising under the Plan shall be final, conclusive and binding upon all persons having or claiming to have any interest or right under the Plan and shall be given the maximum possible deference allowed by law. If challenged in court, any decision of the Committee shall not be subject to DE NOVO review and shall not be overturned unless proven to be arbitrary and capricious under the evidence considered at the time of such decision.

6.9 APPEALS FROM DENIAL OF CLAIMS

If any claim for benefits under the Plan is wholly or partially denied, the claimant shall be given notice in writing of such denial within a reasonable period of time (not to exceed 90 days after receipt of the claim, or if special circumstances require an extension of time, written notice of the extension shall be furnished to the claimant and an additional 90 days will be considered reasonable) setting forth the following information:

(a)      the specific reason or reasons for the denial;

(b) specific reference to pertinent Plan provisions on which the denial is based;

(c) a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary;

(d) an explanation that a full and fair review by the Committee of the decision denying the claim may be requested by the claimant or his authorized representative by filing with the Committee, within 60 days after such notice has been received, a written request for such review; and

(e) if such request is so filed, the claimant or his authorized representative may review pertinent documents and submit issues and comments in writing within the same 60-day period specified in Section 6.9(d).

The decision of the Committee shall be made promptly, and not later than 60 days after the Committee's receipt of the request for review, unless special circumstances require an extension of time for processing, in which case, the claimant shall be so notified and a decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review. The claimant shall be given a copy of the decision promptly. The decision shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant and specific references to the pertinent Plan provisions on which the decision is based.

6.10 NOTICE OF ADDRESS AND MISSING PERSONS

Each person entitled to benefits under the Plan must file with the Committee, in writing, his post office address and each change of post office address. Any communication, statement or notice addressed to such a person at his latest reported post office address will be binding upon him for all purposes of the Plan and neither the Committee nor the Employers or Trustee shall be obliged to search for or ascertain his whereabouts. In the event that such person cannot be located, after reasonable efforts to locate such person have been made, the Committee may direct that such benefits and all further benefits with respect to such person shall be discontinued, all liability for the payment thereof shall terminate and such person's remaining accrued benefit under the Plan shall be deemed a forfeiture; provided, however, that in the event of the subsequent reappearance of such person prior to the termination of the Plan, the benefits which were due and payable and which such person missed shall be paid in a single sum without interest and the future benefits due such person shall be reinstated in full.

6.11 APPLICATION FOR BENEFITS AND DATA

All persons claiming benefits under the Plan must make application and furnish to the Committee or its designated agent, such documents, evidence, or information as the Committee or its designated agent considers necessary or desirable for the purpose of administering the Plan; and each such person must furnish such information promptly and sign such documents as the Committee or its designated agent may require before any benefits become payable under the Plan.

6.12 INDEMNITY FOR LIABILITY

The Sponsor or any Employer may indemnify and hold harmless the members of the Committee, members of the Board of Directors, any administrator and any other person who is deemed to be a "fiduciary" under either statutory or common law and who is also an Employee, officer or director of the Employer from and against any damages, judgments, settlements, costs, charges or expenses incurred in connection with the defense of any action, suit or proceeding to which any such person may be a party or which may be threatened against any such person or in connection with any appeal therefrom by virtue of any wrongful act or omission in their respective capacities for the Plan; provided, however, that notwithstanding anything to the contrary herein, the foregoing indemnification shall extend and be effective only to the extent that the same shall be valid and enforceable under all applicable laws. The extent of such indemnification shall be expressed in a resolution by the Board of Directors.

When making a determination or calculation, the Committee shall be entitled to rely conclusively upon, and shall be fully protected by the Employer in any action it may suffer in reliance upon, information furnished by the Employer. The Employer and the Committee shall be entitled to rely upon all certificates and reports furnished by any consultant and actuary and upon all opinions given by legal counsel selected by the Employer and Committee.

ARTICLE VII. FINANCING

7.1 FUNDING

A Trustee shall be designated by the Sponsor, and a Trust Agreement maintained between the Sponsor and the Trustee, under the terms of which a Trust Fund shall be established to receive and hold contributions payable by the Employer, interest and other income and to pay the benefits provided by the Plan. The Sponsor may, by appropriate action and in accordance with any terms of the Trust Agreement, employ an investment manager to invest and manage all or any specified portion of the Trust Fund. Said investment manager shall designate in writing that he is a fiduciary with respect to Trust assets under his control, and the Trustee shall not be liable for nor have any responsibility in connection with acts or omissions of the investment manager with regard to any assets subject to his management. Any Trust Agreement entered into shall be deemed to form a part of the Plan, and any and all rights and benefits which may accrue to any person under the Plan shall be subject to all the terms and provisions of such Trust Agreement. The Sponsor may modify the Trust Agreement from time to time to accomplish the purpose of the Plan and may replace any Trustee and appoint a successor Trustee or Trustees.

7.2 CONTRIBUTIONS

The Employer shall make such contributions to the Trust Fund as shall be determined by the Actuary to be required under accepted actuarial principles to at least be sufficient to maintain the Plan as a qualified employee defined benefit pension plan meeting the plan qualification requirements of the Code and the minimum funding standard requirements of the Code and ERISA for the Employer contributions for any Plan Year. In no event shall an Employer make a contribution to the Plan on behalf of any Member which is not otherwise deductible by the Employer under Code Section 404. Forfeitures arising under the Plan for any reason shall be used as soon as possible to reduce Employer contributions under the Plan. Employee contributions under the Plan shall neither be required nor permitted. All benefits under the Plan shall be payable only from the Trust Fund and no liability for the payment of benefits under the Plan shall be imposed upon the Employer, the Committee, officers, directors or shareholders of the Employer.

ARTICLE VIII.  AMENDMENT AND TERMINATION

8.1 AMENDMENT AND TERMINATION

(a) The Sponsor does hereby expressly and specifically reserve the sole and exclusive right at any time, and from time to time, by action of the Board of Directors to amend, modify or terminate the Plan to the extent that it may deem advisable; provided, however, the Board of Directors may delegate to the Committee or any other party it deems appropriate the authority to amend, modify or terminate the Plan in all respects or with regard to specified limited powers. Any amendment, modification or termination as aforesaid shall not require the assent, concurrence or any other action by any Employer or the Trustee notwithstanding that such action by the Sponsor may relate in whole or in part to persons in the employ of any Employer. The amendments or modifications made to the Plan by the Sponsor shall apply to the Plan as a whole, except to the extent any such amendment or modification is made to the Plan as it relates to any particular Employer and is made on the basis of information communicated to the Sponsor by the Employer and approved by the Sponsor.

(b) While each Employer contemplates carrying out the provisions of the Plan indefinitely with respect to its Employees, no Employer shall be under any obligation or liability whatsoever to maintain the Plan for any minimum or other period of time.

(c) Any action taken to amend, modify or terminate the Plan shall be evidenced by a written instrument duly executed and/or certified by an officer of the Sponsor. Any such instrument evidencing an amendment to the Plan shall be delivered by the Sponsor to the Committee, the Trustee and any Employer involved.

(d) Upon any termination of the Plan (full or partial), the Sponsor shall give written notice thereof to the Committee, the Trustee and any Employer involved. Each of the affected Members shall have a fully vested and nonforfeitable interest in his accrued benefit to the extent funded.

(e) Upon a complete or partial termination of the Plan [within the meaning of Code Section 411(d)(3)], the right of each affected Member to benefits accrued to the date of such termination or partial termination shall become nonforfeitable to the extent such benefits are funded as of such date; provided, however, a Member's recourse towards satisfaction of his nonforfeitable benefits shall be limited to the assets of the Trust Fund and the benefits of certain Members shall be further restricted as provided in Sections 4.11 and 8.5.

(f) Upon any termination of the Plan, no Employer with respect to whom the Plan is terminated (including the Sponsor) shall thereafter be under any obligation, liability or responsibility whatsoever to make any contribution or payment to the Trust Fund, the Plan, any Member, any Beneficiary or any other person or trust or fund whatsoever, for any purpose whatsoever under or in connection with the Plan.

8.2      LIMITATIONS ON AMENDMENTS

The provisions of this Article VIII relating to amendments to the Plan shall be subject to and limited by the following restrictions:

(a) No amendment shall operate either directly or indirectly to give any Employer any interest whatsoever in any funds or property held by the Trustee under the terms of the Plan, or to permit the corpus or income of the Trust Fund to be used for or diverted to purposes other than the exclusive benefit of Members, their surviving Spouses or Beneficiaries or the payment of the reasonable expenses of administering the Plan.

(b) No such amendment shall operate either directly or indirectly to deprive any Member, surviving Spouse or Beneficiary of his vested and nonforfeitable interest as of the time of such amendment. Any amendment which modifies the vesting provisions under the Plan shall either provide for a rate of vesting which is more rapid than the vesting schedule previously in effect, or provide that any Participant with at least three years of Vesting Service may elect, in writing, to remain under the vesting schedule in effect prior to the amendment. Such election must be made within 60 days after the latest of (1) the day the amendment is adopted; (2) the day the amendment becomes effective; or (3) the day the Participant has received notice of the amendment.

(c) No amendment shall decrease the accrued benefit of any Member within the meaning of Code Section 411(d)(6), except as may be permitted under Code Section 411(d)(6).

(d) No amendment shall change the rights, duties or responsibilities of the Trustee under the Plan without its written consent.

Subject to the foregoing limitations, any amendment which, in the judgment of the Committee is necessary or advisable, may be made retroactively, provided that such retroactive amendment does not deprive a Member, surviving Spouse or Beneficiary, without his consent, of a right to receive benefits under the Plan which have already vested and matured, except as such modification or amendment shall be necessary in order to comply with any laws or regulations of the United States or of any state to qualify this as a tax exempt Plan and Trust, or otherwise.

8.3      DISTRIBUTION ON TERMINATION

(a) Upon any termination (full or partial), all unallocated amounts shall be allocated in accordance with the provisions hereof. Upon termination of the Plan, the Employer with the consent of the Sponsor, by written notice to the Trustee, may direct either--

         (1) continuation of the Trust and the distribution of benefits at such time and in such manner as though the Plan had not been terminated; or

         (2) subject to Section 8.3(b), complete distribution of the assets in the Trust Fund to the Members and their surviving Spouses or Beneficiaries, in one lump-sum cash payment, or in the form of a deferred annuity payable at Normal Retirement Date, as soon as the Committee deems it in the best interest of the Members and their surviving Spouses or Beneficiaries (no later than three years after such termination).

(b) Upon the termination of the Plan, that portion of any assets then held in the Trust Fund which remain after payment of all expenses of administration or liquidation shall be allocated for the purpose of paying benefits under the Plan in the order of precedence and in the amounts indicated for plans covered under Section 4044 of ERISA, according to the principles set forth in said Section 4044. The benefit of a missing Member shall be distributed in accordance with ERISA
         Section 4050. Following the termination of the Plan, benefit distributions to Members and their surviving Spouses or Beneficiaries shall be made through the continuation of the Plan and Trust Fund, as such benefits become due and payable under the Plan; provided, however, that if the assets of the Trust Fund are sufficient to provide the Members' current accrued benefits, the Committee shall direct the Trustee to liquidate the Trust Fund and make benefit distributions to Members and their surviving Spouses or Beneficiaries. In such case, such distributions shall be made in accordance with applicable amendments to the Plan relating to the termination of the Plan. To the extent necessary, such amendments shall require that the Plan be terminated in accordance with the Single-Employer Pension Plan Amendments Act of 1986, and applicable regulations thereunder, prior to the commencement of such distributions. In any case where there are assets in the Trust Fund remaining after the satisfaction of all accrued benefit liabilities to Members and their surviving Spouses or Beneficiaries following the termination of the Plan, such assets shall revert to and be distributed to the Employers.

(c) Notwithstanding any of the above provisions of this Section 8.3, distributions to married Members shall be subject to the provisions of
         Section 4.8.

8.4      EFFECT OF CONTINGENCIES AFFECTING THE EMPLOYER

In the event an Employer terminates its connection with the Plan, or in the event an Employer is dissolved or liquidated, or in the event judicial proceedings of any kind result in the involuntary dissolution of an Employer, the Plan shall be terminated as respects such Employer. The merger, consolidation or reorganization of an Employer, or the sale by it of all or substantially all of its assets, shall not terminate the Plan if there is delivery to such Employer by the successor to such Employer or by the purchaser of all or substantially all of its assets, a written instrument requesting that it be substituted for the Employer and agreeing to perform all the provisions which such Employer is required to perform, a copy of which shall be delivered to the Trustee. Upon receipt of said instrument, with the approval of the Sponsor, the successor or the purchaser shall be substituted for such Employer herein, and such Employer shall be relieved and released from any obligations of any kind, character or description herein or in any Trust Agreement imposed upon it.

8.5      RESTRICTIONS ON BENEFITS AND DISTRIBUTIONS TO CERTAIN MEMBERS

(a) RESTRICTION OF BENEFITS. Notwithstanding any other provisions in the Plan to the contrary, in the event of the termination of the Plan, the benefit of any Highly Compensated Employee (and any Highly Compensated Former Employee) is limited to a benefit that is nondiscriminatory under Code Section 401(a)(4). For purposes of this Section 8.5, the term "Highly Compensated Former Employee" shall mean any Member who has terminated employment as an Employee in a prior Plan Year and who was a Highly Compensated Employee either when he terminated employment as an Employee or any Plan Year ending on or after his fifty-fifth birthday.

(b) RESTRICTIONS ON DISTRIBUTIONS. Notwithstanding any other provisions to the contrary, the annual benefits provided under the Plan for participating Highly Compensated Employees and Highly Compensated Former Employees who are among the 25 most highly paid Employees of the Employer are restricted to an amount equal to the annual payments that would be made on behalf of the Participant under a single life annuity that is the Actuarial Equivalent of the sum of such Participant's accrued benefit and other benefits under the Plan. In any one year, the total number of Members whose benefits are subject to the restriction under this Section 8.5(b) shall be limited to the group of the 25 Highly Compensated Employees and Highly Compensated Former Employees who received the greatest compensation. The restrictions of this
         Section 8.5(b) shall not apply, however, if--

         (1) after payment to such Member of all benefits under the Plan, the value of Plan assets equals or exceeds 110 percent of the value of the current liabilities [defined in Code Section 412(l)(7)] of the Plan; or

         (2) the value of the benefits payable to such Member is less than 1 percent of the value of the current liabilities [as defined in Code Section 412(l)(7)] of the Plan.

ARTICLE IX. PARTICIPATION IN AND WITHDRAWAL FROM THE PLAN BY AN EMPLOYER

9.1 PARTICIPATION IN THE PLAN

Any Affiliate of the Sponsor which desires to become an Employer under the Plan may elect, with the consent of the Board of Directors of the Sponsor, to become a party to the Plan and Trust Fund by adopting the Plan for the benefit of its Eligible Employees, effective as of the date specified in such adoption--

(a) by filing with the Sponsor a certified copy of a resolution of its board of directors (or equivalent governing authority) to that effect, and such other instruments as the Sponsor may require; and

(b) by the Sponsor's filing with the Committee and the Trustee a copy of such resolution, together with a certified copy of resolutions of the Board of Directors of the Sponsor approving such adoption.

The adoption resolution, supplement or instrument may contain such specific changes and variations in Plan or Trust Agreement terms and provisions applicable to such adopting Employer and its Eligible Employees as may be acceptable to such Employer, the Sponsor and the Trustee. However, the sole, exclusive right to make any amendment of whatever kind or extent to the Plan or Trust Agreement is reserved by the Sponsor, subject to its right of delegation under Section 8.1(a). It shall not be necessary for the adopting Employer to sign or execute the original or then amended Plan and Trust Agreement documents. The effective date of the Plan for any such adopting Employer shall be that stated in the adoption resolution or instrument; and from and after such effective date, such adopting Employer shall assume all the rights, obligations and liabilities of an Employer under the Plan and Trust Agreement.

The administrative powers and control of the Sponsor, as provided in the Plan and Trust Agreement, including the sole right of appointment and removal of the members of the Committee, the Trustee and their successors shall not be diminished by reason of the participation of any such adopting Employer in the Plan and Trust Agreement.

9.2 WITHDRAWAL FROM THE PLAN

Any Employer other than the Sponsor, by actions of its board of directors or other governing body, may elect to withdraw from the Plan and Trust Agreement by giving 90 days' advance written notice of its election to the Board of Directors of the Sponsor, unless the Board of Directors of the Sponsor waives such advance notice or agrees to a shorter advance notice period. Such Employer's election to withdraw from the Plan and Trust Agreement shall be subject to the consent of the Board of Directors of the Sponsor. Distributions following such withdrawal may be implemented through continuation of the Trust Fund or transfer to another trust fund exempt from tax under Code Section 501 or to a group annuity contract qualified under Code Section 403 or, subject to Section 8.3, distributions may be made as immediate distributions in accordance with the directions of the Committee; provided, however, that no such action shall direct any part of the Trust Fund relating to the Members of such Employer to any purpose other than the exclusive benefit of the Members of such Employer, or the surviving Spouses or Beneficiaries of such Members, prior to the satisfaction of all benefit liabilities under the Plan with respect to the Members of such Employer.

ARTICLE X.  MISCELLANEOUS

10.1 NONALIENATION

Except as provided in Code Section 401(a)(13)(A)(B) or (C), no benefit payable at any time under the Plan shall be subject in any manner to alienation, sale, transfer, assignment, pledge, attachment, garnishment or encumbrance of any kind. Any attempt to alienate, sell, transfer, assign, pledge or otherwise encumber any such benefit, whether presently or hereafter payable, shall be void. No benefit nor the Trust Fund shall in any manner be liable for or subject to the debts or liabilities of any Member, surviving Spouse or Beneficiary entitled to any benefit except as may be provided in a "qualified domestic relations order" under Code Section 414(p). The Committee shall establish procedures to determine whether domestic relations orders are "qualified domestic relations orders" and to administer distributions under such qualified domestic relations orders.

10.2 INCOMPETENCY

Every person receiving or claiming benefits under the Plan shall be conclusively presumed to be mentally competent until the date on which the Committee receives a written notice, in a form and manner acceptable to it, that such person is incompetent, for whom a guardian or other person legally vested with the care of his estate has been appointed; provided, however, that if the Committee shall find that any person to whom a benefit is payable under the Plan is unable to care for his affairs because of any disability or infirmity, any payment due (unless a prior claim therefor shall have been made by a duly appointed legal representative of his estate) may be paid to the spouse, a child, a parent, or a brother or sister or to any person deemed by the Committee to have incurred expense for such person otherwise entitled to payment. Any such payment so made shall be a complete discharge of any liability therefor under the Plan. In the event a guardian of the estate of any person receiving or claiming benefits under the Plan shall be appointed by a court of competent jurisdiction, benefit payments may be made to such guardian, provided that proper proof of appointment and continuing qualification is furnished in a form and manner acceptable to the Committee. Any such payment so made shall be a complete discharge of any liability therefor under the Plan.

10.3 MERGER, CONSOLIDATION OR TRANSFER

In the case of any merger or consolidation of the Plan with, or in the case of any transfer of assets or liabilities of the Plan to or from, any other plan, each Member in the Plan shall (if the Plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated). To the extent required by Code Section 411(d)(6), the Plan will preserve the forms of benefits that relate to a Member's benefit that is transferred to this Plan.

The provisions of this Plan that are adopted in order that the Plan comply with
Section 401(a) of the Code within the time period set forth in Section 401(b) of the Code are deemed to amend, to the extent necessary, the corresponding provisions of any prior plan that was merged, consolidated, or transferred into this Plan.

10.4 LITIGATION

In order to protect the Trust Fund against depletion as a result of litigation, in the event that any Member or other person may bring any legal or equitable action arising under the Plan against the Trustee or an Employer or the Committee, or in the event that an Employer or the Trustee or the Committee may find it necessary to bring any legal or equitable action arising under the Plan against any Member or any person claiming any interest by or through such Member, the Committee shall have the right to join the Trustee as a party defendant or party plaintiff in any such action, and all expenses of defending or bringing such action shall be paid by the Trustee from the Trust Fund, to the extent permitted by ERISA.

10.5 EFFECT OF MISTAKE

In the event of a mistake or misstatement as to the eligibility or participation of a Member, or the amount of benefit payments made or to be made to or with respect to a Member, the Committee shall, if possible, cause an adjustment to be made so as to correct such mistake and provide for the correct amount of benefit payments with respect to such Member.

10.6 NO ENLARGEMENT OF EMPLOYEE RIGHTS

Nothing contained in the Plan shall be deemed to give any Employee the right to be retained in the service of an Employer or Affiliate or to interfere with the right of an Employer or Affiliate to discipline, discharge or retire any Employee at any time.

10.7 NO GUARANTEE

Neither the Committee, the Sponsor, the Employers nor the Trustee in any way guarantees the Trust Fund from loss or depreciation nor the payment of any money which may be or become due to any person from the Trust Fund. Nothing herein contained shall be deemed to give any Member, surviving Spouse or Beneficiary an interest in any specific part of the Trust Fund or any other interest except the right to receive benefits out of the Trust Fund in accordance with the provisions of the Plan.

10.8 INTERNAL REVENUE SERVICE APPROVAL

It is the intention of the Sponsor to obtain a ruling or rulings by the District Director of the Internal Revenue Service that--

(a) the Plan, as in effect from time to time, with respect to the Employer, meets the requirements of Code Section 401(a); and

(b) any and all contributions made by the Employer under the Plan are deductible for income tax purposes under Code Section 404(a) or any other applicable provisions of the Code.

10.9     EXCLUSIVE BENEFIT; NONREVERSION

The Trust Fund shall be used and applied only in accordance with the provisions of the Plan and Trust Agreement to provide the benefits provided under the Plan; and the Employers shall not have any right, title or interest in the assets of the Trust Fund; and no part of the corpus or income of the Trust Fund shall be used for or diverted to purposes other than for the exclusive benefit of Members, surviving Spouses and Beneficiaries and for the payment of the reasonable expenses of administering the Plan and Trust Fund, except that--

(a) Upon termination of the Plan with respect to any Employer and the allocation and distribution of the Trust Fund as provided herein, any funds remaining in the Trust Fund with respect to the Employer because of an erroneous actuarial computation after the satisfaction of all fixed and contingent benefit liabilities under the Plan with respect to that Employer shall revert to such Employer.

(b) If contributions under the Plan are made to the Trust Fund by an Employer by a mistake of fact, then such contributions shall be returned to such Employer within one year after the payment of such contributions; and if any part or all of the contributions are disallowed as a deduction under Code Section 404, then to the extent such contributions are disallowed as a deduction they shall be returned to such Employer within one year after the disallowance. All contributions are conditioned upon the deductibility of the contributions under Code Section 404 as provided in Section 7.2 of the Plan.

(c) In the case of a contribution which would otherwise be an excess contribution [as defined in Code Section 4979(c)], a correcting distribution with respect to such contribution from the Plan to the Employer shall be made to the extent permitted in the Code to avoid payment of an excise tax on excess contributions under Code Section 4979(c).

(d) If the Internal Revenue Service determines that the Plan does not initially meet the requirements of Code Section 401 with respect to an Employer, the Plan shall be null and void from the effective date of the Plan applicable to such Employer; and any contributions shall be returned to the Employer within one year following the determination that the Plan does not initially meet such requirements, unless the Sponsor elects to make the changes to the Plan necessary to receive a determination from the Internal Revenue Service that the requirements of Code Section 401 are met. Contributions may be returned pursuant to this Section 10.9(d) only if the application for the determination of Plan qualification is made by the time prescribed by law for filing the Employer's return for the taxable year in which the Plan was adopted or such later date as the Secretary of Treasury may prescribe.

10.10    APPLICABLE LAW

The Plan and all rights hereunder shall be governed by and construed in accordance with the laws of the State of Ohio to the extent such laws have not been preempted by applicable federal law.


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


10.11    SEVERABILITY

If a provision of the Plan shall be held illegal or invalid, the illegality or invalidity shall not affect the remaining parts of the Plan and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included in the Plan.

10.12    MISTAKES

In the event of a mistake or a misstatement by a Member or Beneficiary as to any item of information that is furnished pursuant to the terms of the Plan that has an effect on the amount paid or to be paid to such Member or Beneficiary, or a mistake by the Plan as to the amount paid or to be paid to a Member or Beneficiary, the Committee shall take such action as in its judgment will provide such person with the benefit to which he is properly entitled. The actions that may be taken by the Committee may include, without limitation, the reduction of future payments to the Member or Beneficiary, the restatement of such person's accrued benefit on the books and records of the Committee, a request to the Member or Beneficiary that such person repay the amounts paid in error or any other action as the Committee deems desirable.

10.13    QUALIFIED TRANSPORTATION FRINGE PAYMENTS

To the extent that any provision of the Plan directly or indirectly references the definition of "compensation" set forth in either Section 415(c)(3) or
Section 414(s)(2) of the Code, and such provision provides that certain deferred compensation pursuant to Section 415(c)(3)(D) of the Code or Section 414(s)(2) of the Code will be included in the definition of "compensation," then effective for Plan Years or Limitation Years beginning on and after January 1, 2001, the amount of compensation determined pursuant to such provision will include elective amounts that are not includable in the gross income of the Participant by reason of Section 132(f)(4) of the Code.


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


ARTICLE XI.  TOP-HEAVY PROVISIONS

11.1     APPLICATION OF TOP-HEAVY PROVISIONS

(a) SINGLE PLAN DETERMINATION. Except as provided in Section 11.1(b)(2), if as of a Determination Date, the sum of the amount of the Code Section 416 Benefit of Key Employees and the surviving Spouses and Beneficiaries of deceased Key Employees exceeds 60 percent of the amount of the Code Section 416 Benefits of all Members and their surviving Spouses or Beneficiaries (excluding former Key Employees), the Plan is top-heavy and the provisions of this Article XI shall become applicable.

(b)      AGGREGATION GROUP DETERMINATION.

         (1) If as of a Determination Date the Plan is part of an Aggregation Group which is top-heavy, the provisions of this
                  Article XI shall become applicable. Top-heaviness for the purpose of this Section 11.1(b)(1) shall be determined with respect to the Aggregation Group in the same manner as described in Section 11.1(a).

         (2) If the Plan is top-heavy under Section 11.1(a), but the Aggregation Group is not top-heavy, the Plan shall not be top-heavy and this Article XI shall not be applicable.

         (3) In determining whether the Plan, or any other plan included in a required aggregation group [within the meaning of Code
                  Section 416(g)] is top-heavy, the accrued benefit of any Employee (other than a Key Employee) shall be determined under
                  (A) the accrual method which is used for accrual purposes under all such plans; or (B) if there is no such method, as if such benefit accrued not more rapidly than the slowest rate permitted under Code Section 411(b)(1)(C).

(c) COMMITTEE. The Committee shall have responsibility to make all calculations to determine whether the Plan is top-heavy.

11.2     DEFINITIONS

(a) "AGGREGATION GROUP" means the Plan and all other plans maintained by the Employers and Affiliates which cover a Key Employee and any other plan which enables a plan covering a Key Employee to meet the requirements of Code Section 401(a)(4) or 410. In addition, at the election of the Committee, the Aggregation Group may be expanded to include any other qualified plan maintained by an Employer or Affiliate if such expanded Aggregation Group meets the requirements of Code Sections 401(a)(4) and 410. The Aggregation Group shall include any terminated plan if it was maintained within the last five years ending on the Determination Date for the Plan Year in question and would, but for the fact that it terminated, be described in the preceding sentence for such Plan Year.


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


(b) "DETERMINATION DATE" means the last day of the Plan Year immediately preceding the Plan Year for which top-heaviness is to be determined or, in the case of the first Plan Year of a new plan, the last day of such Plan Year.

(c) "KEY EMPLOYEE" means a Member who for the Plan Year containing the Determination Date or any of the four preceding Plan Years is--

         (1) an officer of an Employer or Affiliate who has annual Compensation greater than 50 percent of the amount in effect under Code Section 415(b)(1)(A) for such Plan Year; provided, however, that no more than the lesser of--

                  (A)      50 Employees; or

                  (B) the greater of (i) three Employees or (ii) 10 percent of all Employees shall be treated as officers, and such officers shall be those with the highest annual Compensation in the five-year period;

         (2) one of the ten Employees having annual Compensation from all Employers and Affiliates for such Plan Year greater than the dollar limit specified in Code Section 415(c)(1)(A) and owning both more than a one-half of 1 percent interest and the largest interests in an Employer or Affiliate;

         (3)      a 5-percent owner of an Employer or Affiliate; or

         (4) a 1-percent owner of an Employer or Affiliate having annual Compensation of more than $150,000.

         For purposes of this Section 11.2(c), "Compensation" shall mean compensation as defined in Section 2.1(j)(2), plus amounts that would otherwise be excluded from the Participant's compensation thereunder by reason of the application of Code Sections 125, 402(e)(3), 402(h)(1)(B) and amounts that would otherwise be excluded by reason of the application of Code Section 403(b) pursuant to a salary reduction agreement; provided, however, that Compensation for purposes of this
         Section 11.2(c) shall not exceed the maximum annual compensation limit as provided for in Code Section 401(a)(17), as such amount may be adjusted or changed from year to year in accordance with the adjustment provisions or changes to Code Section 401(a)(17). Ownership shall be determined in accordance with Code Section 416(i)(1)(B) and (C). For purposes of Section 11.2(c)(2), if two Employees have the same ownership interest in an Employer or Affiliate, the Employee having the greater annual Compensation from the Employers and Affiliates shall be treated as having a larger interest.

(d)      "SECTION 416 BENEFIT" means the sum of--

         (1) the amount credited as of a Determination Date to a Member's, surviving Spouse's or Beneficiary's account under any qualified defined contribution plan


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


                  which is part of an Aggregation Group (including amounts to be credited as of the Determination Date but which have not yet been contributed);

         (2) the present value of the accrued benefit credited as of a Determination Date to a Member, surviving Spouse or Beneficiary under the Plan and any other qualified defined benefit plan which is part of an Aggregation Group; and

         (3) the amount of distributions to the Member, surviving Spouse or Beneficiary during the five-year period ending on the Determination Date other than a distribution which is a tax-free rollover contribution (or similar transfer) that is not initiated by the Member or that is contributed to a plan which is maintained by an Employer or Affiliate reduced by--

         (4) the amount of rollover contributions (or similar transfers) and earnings thereon credited as of a Determination Date under a plan forming part of an Aggregation Group which is attributable to a rollover contribution (or similar transfer) accepted after December 31, 1983, initiated by the Member and derived from a plan not maintained by an Employer or Affiliate.

         The account or accrued benefit of a Member who was a Key Employee and who subsequently meets none of the conditions of Section 11.2(c) for the Plan Year containing the Determination Date is not a Section 416 Benefit and shall be excluded from all computations under this Article
         XI. Furthermore, if a Member has not performed any service for an Employer or Affiliate during the five-year period ending on the Determination Date, any accrued benefit of such Member (and any account for such Member) shall not be taken into account in computing top-heaviness under this Article XI. The present value of the accrued benefits shall be determined as of the most recent valuation date used for the purposes of Code Section 412 which is within the 12-month period ending on the Determination Date. The accrued benefit of a current Member shall be determined as if the Member terminated service as of such valuation date. For purposes of this Article XI, the actuarial assumptions used for determining an Actuarial Equivalent benefit shall be used to compute the present value of the accrued benefits.

11.3 VESTING REQUIREMENTS

Notwithstanding the vesting formula in Section 4.5(a), if the Plan is determined to be top-heavy with respect to a Plan Year under the provisions of Section 11.1, then a Member's interest in his accrued benefit shall vest by substituting "three years of Vesting Service" for "five years of Vesting Service" in determining a Member's Vested Retirement Age under the Plan.

The vesting provisions described in this Section 11.3 shall not apply to a Member who does not have an Hour of Service after the Plan becomes top-heavy. If in a subsequent Plan Year the Plan is no longer top-heavy, the vesting provisions that were in effect prior to the time the Plan became top-heavy shall be reinstated; provided, however, that the vesting provisions of this Section
11.3 shall continue to apply in the case of a Member who has at least three years of Vesting Service at the time of such reinstatement.


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


11.4     MINIMUM BENEFIT

(a) MINIMUM ACCRUAL FORMULA. If the Plan is determined to be top-heavy under the provisions of Section 11.1 with respect to a Plan Year, the accrued benefit, when expressed as an Annual Retirement Benefit (as defined below), of a Member who is not a Key Employee and who has completed at least 1,000 Hours of Service (or the equivalent) during the Plan Year regardless of his level of compensation or whether he is employed on a specified date shall not be less than the difference between (1) and (2) where--

         (1)      is the product of--

                  (A) the number of years of Top-Heavy Service (as defined below); and

                  (B) 2 percent of the Member's average Compensation during the period of the five consecutive years of Top-Heavy Service during which the Member had the greatest aggregate Compensation, but such product shall not exceed 20 percent of the average Compensation; and

         (2) is the amount of the Annual Retirement Benefit that would be provided by the Member's account balance attributable to Employer contributions under a defined contribution plan which is included in an Aggregation Group.

11.5     LIMIT ON ANNUAL ADDITIONS; COMBINED PLAN LIMIT

(a) GENERAL. This Section 11.5 shall be effective for Limitation Years commencing prior to January 1, 2000. If the Plan is determined to be top-heavy under Section 11.1, Section 4.11(g) shall be applied by substituting "1.0" for "1.25" in applying the provisions of Code
         Section 415(e)(2) and (e)(3).

(b)      EXCEPTION.  Section 11.5(a) above shall not be applicable if--

         (1) Section 11.4 is applied by substituting "3 percent" for "2 percent";

         (2) Section 11.4 is applied by increasing (but not by more than 10 percentage points) "20 percent" by 1 percentage point for each year for which the Plan was taken into account under this
                  Section 11.5; and

         (3) the Plan would not be top-heavy if "90 percent" is substituted for "60 percent" in Section 11.1.

(c) TRANSITION RULE. If, but for this Section 11.5, Section 11.5(a) would begin to apply with respect to the Plan, the application of Section 11.5(a) shall be suspended with respect to a Member so long as there are--

         (1) no Employer contributions or forfeitures allocated to such Member; and


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


         (2) no accruals under a qualified defined benefit plan for such Member.

11.6 COLLECTIVE BARGAINING AGREEMENTS

The requirements of Sections 11.3 and 11.4 shall not apply with respect to any Employee included in a unit of employees covered by a collective bargaining agreement between employee representatives and an Employer or Affiliate if retirement benefits were the subject of good faith bargaining between such employee representatives and such Employer or Affiliate.


                                    *********


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


IN WITNESS WHEREOF, R. G. Barry Corporation has caused this document to be executed by its duly authorized officers on this 31 day of December, 2001, effective as of the 1st day of January, 1997, unless otherwise stated herein.



                             R. G. BARRY CORPORATION



                             By: /s/ Harry Miller
                                ------------------------------------------------
                                      Vice-President of Human Resources



                             By: /s/ Daniel D. Viren
                                ------------------------------------------------
                                      Senior Vice-President of
                                      Finance and Treasurer



                             By: /s/ Michael S. Krasnoff
                                ------------------------------------------------
                                      Vice-President of Finance
                                      and Assistant Treasurer





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